UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23431

Emles Trust

(Exact name of registrant as specified in charter)

5323 Anita Street, Dallas TX 75206

(Address of principal executive offices) (Zip code)

c/o Vcorp Services, LLC, 1013 Centre Road, Suite 403-B, Wilmington, DE 19805

(Name and address of agent for service)

Registrant’s telephone number, including area code:     833-673-2661

Date of fiscal year end: June 30

Date of reporting period June 30, 2021

Item 1. Reports to Stockholders.

June 30, 2021

www.emles.com

Dear Shareholder,

The onset of summer brings a renewed sense of optimism – the U.S. has made progress taming the spread of the COVID-19 virus. Vaccination progress globally, alongside coordinated fiscal support, have allowed many economies to begin to reopen. Although we expect the global economy to trend towards recovery as consumers spend down their record savings on goods, services and investments, we remain cautious as new variants spur a jump in infections, leaving the question of what the winter will bring.

I’m pleased to share that our ETFs have delivered competitive performance since inception,1 and that investors have followed suit, demonstrating their conviction in Emles as well. As a firm, we recently surpassed $100 million in assets under management, a noteworthy milestone.

Much of the growth we have observed has come through strategies that have notable economic tailwinds. One such event was the passing of the $1.9 trillion American Rescue Plan, alongside the proposal of an additional $4.2 trillion in federal spending for infrastructure. These spending plans have made the investment case for our Emles Made in America ETF (AMER) and Emles Federal Contractors ETF (FEDX) very clear. Since inception,2 both ETFs have exhibited strong performance, respectively, returning 27.41% and 20.08% (net) at Net Asset Value through June 30, 2021.

In addition to the opportunities presented by fiscal spending, consumers also carry with them a strong opportunity set. Our Emles Luxury Goods ETF (LUXE) sits at the intersection of two rising trends: discretionary consumer spending and demand for luxury goods. Since its inception,3 LUXE has returned 26.06% (net) at Net Asset Value through June 30, 2021. Pent up demand and the resumption of travel are likely to be powerful drivers for luxury goods moving forward.

www.emles.com

We have continued to develop differentiated offerings, in addition to our index-based strategies, to help investors achieve their goals. Emles recently launched its first actively managed ETF; bringing on board veteran portfolio manager Nathan Miller, a long-time colleague and friend, to lead the Emles Alpha Opportunities ETF (EOPS). EOPS is a unique equity long / short strategy that combines deep value investing with catalyst trading. Through active management and fundamental research, EOPS seeks to provide long-term capital appreciation. While EOPS is new to market, Mr. Miller has decades of experience implementing this strategy for hedge funds and investment banks.

I am proud of the results Emles has achieved. We are committed to building this business and we look forward to our future together. Thank you for your trust in our firm.

Gabriel Hammond

Chief Executive Officer

Emles Advisors

1 Please see the following pages for fund-specific performance.

2 Inception dates as of October 14, 2020.

3 Inception date as of November 24, 2020.

Investing involves risk, including possible loss of principal. ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Small and mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Global events such as the current novel coronavirus (COVID-19), terrorist attacks, natural disasters, climate change and climate related events, social and political discord or debt crises and downgrades, among others, may result in market volatility and have long term effects on both the U.S. and global financial markets. The Fund may invest a significant portion of its assets in the consumer discretionary sector, which can be significantly affected by, among other things, economic growth, worldwide demand, social trends, consumers’ disposable income levels, and propensity to spend. The Funds are non-diversified, which means they may invest more of their assets in the securities of a single issuer or a smaller number of issuers than a diversified fund. As a result, the Funds may be more exposed to the risks affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Funds’ volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Funds’ performance. The FEDX, AMER, and LUXE are not actively managed and would only sell shares of an equity security if that security is removed from the Index or the Index is rebalanced. Please see the prospectus for details of these and other risks.

www.emles.com

Fund Performance (Unaudited)	(As of June 30, 2021)

EOPS – Emles Alpha Opportunities ETF

Emles Alpha Opportunities ETF (EOPS) seeks to maximize total return, with capital preservation as a secondary goal.

●	Launched on June 9, 2021 – Fund NAV returned 1.75% following a seed creation and asset transfers from two separately managed accounts (SMA) in Fidelity brokerage accounts.

●	The portfolio is a long-short, value-contrarian approach, with current positions in lower-valuation sectors such as hardlines/specialty retailers (The Children’s Place, Inc., Signet Jewelers Limited, & Kohl’s Corporation), and industrials/cyclicals (RV manufacturers and dealers such as Thor Industries Inc., Camping World Holdings, Inc. & Lazyday Holdings, Inc.). The portfolio is usually constructed of securities at a significant discount to broader market multiples.

●	Top contributors to Fund performance were led by Signet Jewelers Limited and RH with 3.35% and 0.50% position-weighted returns respectively. The Children’s Place and Fluor Corporation led losses with -0.61% and -0.49% position-weighted returns.

●	The focus is on stocks and sectors that are out of favor or in the penalty box and play for a reversion to the mean, until earnings and valuations re-rate higher. During this short period ended June 30, 2021, Signet Jewelers Limited contributed most in terms of performance to the Fund as a result of a positive earnings release just after the launch of EOPS.

●	While the Fund is generally long-biased (benchmarked to the Russell 2000 Index), EOPS has the flexibility to be short biased in bear markets or use option overlays to hedge the portfolio. This was best demonstrated during the early days of the COVID-19 global pandemic when the strategy, in its predecessor SMA format, was net short via index puts.

Portfolio Characteristics

Top 10 Fund Holdings
Signet Jewelers	13.5%
The Children’s Place, Inc.	9.6%
At Home Group, Inc.	9.5%
Camping World Holdings, Inc.	8.3%
Kohl’s Corp.	8.0%
RH	4.8%
Fluor Corp.	3.8%
Lazyday Holdings, Inc.	3.1%
Dine Brands Global, Inc.	2.8%
Spirit Aerosystems Holdings	2.4%
Total	65.8%

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

Hypothetical Growth of a $10,000 Investment (*)

	Average Annual Total Returns	Expense Ratio(a)
	Inception(b)	Total
Emles Alpha Opportunities ETF (EOPS) - Total Return (at Net Asset Value)(c)	1.75%	1.95%
Emles Alpha Opportunities ETF (EOPS) - Total Return (at Market Value)(d)	1.80%	N/A
Russell 2000 Index(e)	-0.63%	N/A
*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Alpha Opportunities ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated March 8, 2021. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2021 can be found in the Financial Highlights.
(b)	Commencement of operations June 9, 2021.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

(e)	The Russell 2000 Index measures the performance of 2000 small cap stocks covering a wide variety of sectors of the U.S. economy. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when sold may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

FEDX – Emles Federal Contractors ETF

The Emles Federal Contractors ETF (FEDX) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Federal Contractors Index, an index designed to provide access to companies that have high revenue exposure to federal contracts with the U.S. government.

●	The Fund generated 20.08% NAV returns compared to index returns of 20.73% for the fiscal year ended June 30, 2021. This performance was in large part driven by top allocations to blue-chip defense names expected to benefit from the new administration’s defense budget. Underperformance came from names for which defense budget benefits were more ambiguous.

●	Top contributors to Fund performance were led by Raytheon and General Dynamics with 3.92% and 3.23% position-weighted returns respectively. Emergent Biosolutions and Geo Group led losses with -1.34% and -1.06% position-weighted returns.

●	FEDX produced a competitive gross dividend yield (2.3%) compared to that of the S&P 500 (1.32%) for the fiscal year ended June 30, 2021. This income story supplements an overall value proposition from an Aerospace & Defense sector that prices at a 20% price to earnings discount to the broader S&P 500. Gross dividend yield is calculated as trailing 12-month dividend income per share divided by the last share price of the ETF on June 30, 2021.

Portfolio Characteristics

Top 10 Fund Holdings
L3Harris Technologies	9.1%
General Dynamics Corp.	9.1%
Lockheed Martin Corp.	9.0%
Northrop Grumman	9.0%
Raytheon Technologies	8.9%
Huntington Ingalls Ind.	4.7%
Booz Allen Hamilton	4.6%
Leidos Holdings, Inc.	4.5%
Kratos Defense & Security Solutions, Inc.	4.1%
Maximus, Inc.	4.1%
Total	67.1%

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

Hypothetical Growth of a $10,000 Investment (*)

	Average Annual Total Returns	Expense Ratio(a)
	Inception(b)	Total
Emles Federal Contractors ETF (FEDX) - Total Return (at Net Asset Value)(c)	20.08%	0.60%
Emles Federal Contractors ETF (FEDX) - Total Return (at Market Value)(d)	20.15%	N/A
Emles Federal Contractors Index(e)	20.73%	N/A
S&P 500 Index(f)	24.51%	N/A
*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Federal Contractors ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 8, 2020. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2021 can be found in the Financial Highlights.
(b)	Commencement of operations October 14, 2020.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

(e)	The Emles Federal Contractors Index is designed to provide access to companies that have high revenue exposure to federal contracts with the U.S. government. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.
(f)	The S&P 500 Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when sold may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

LUXE – Emles Luxury Goods ETF

The Emles Luxury Goods ETF (LUXE) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Global Luxury 50 Index, an index comprised of companies that substantially focus on, and significantly benefit from, the sales and consumption of luxury goods globally.

●	Since inception, the Fund returned 26.06% versus index returns of 28.84%. Record consumer savings and a wave of consumer demand propelled top line-revenue growth at names such as LVMH, Burberry, Richemont, and Kering—companies that represent substantial exposure to urban Chinese consumer spending.

●	Due to a delay in the opening of local-currency accounts in jurisdictions where index names have primary listings, the Fund invested in American depositary receipts to gain exposure to certain index constituents. While these positions supported general Fund performance, less-than-perfect price tracking between depositary receipts and their underlying equity contributed to tracking error. This tracking error was made worse by persistent fluctuations in the appreciation/depreciation of the US dollar against local currencies of underlying equities.

●	Today, the Fund has made progress towards closing that tracking difference through deliberate over-allocation to sectors expected to perform well in the short term. With all local markets now open, the Fund looks forward to investing in all available names in the index.

●	Top contributors to Fund performance were led by Li Ning and Nike with 2.87% and 2.07% position-weighted returns respectively. Kao Corporation and Fast Retailing led losses with -0.34% and -0.17% position-weighted returns.

Portfolio Characteristics

Top 10 Fund Holdings
Apple, Inc.	6.9%
Estee Lauder Cosmetics	6.6%
Nike, Inc.	3.5%
Tesla, Inc.	3.3%
Hermes International	3.0%
LVMH	2.9%
Diageo PLC	2.9%
Kering SA	2.9%
L’oreal	2.8%
Essilorluxottica SA	2.8%
Total	37.6%

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

Hypothetical Growth of a $10,000 Investment (*)

	Average Annual Total Returns	Expense Ratio(a)
	Inception(b)	Total
Emles Luxury Goods ETF (LUXE) - Total Return (at Net Asset Value)(c)	26.06%	0.60%
Emles Luxury Goods ETF (LUXE) - Total Return (at Market Value)(d)	26.53%	N/A
Emles Global Luxury 50 Index(e)	28.84%	N/A
S&P 500 Index(f)	19.26%	N/A
*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Luxury Goods ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 8, 2020. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2021 can be found in the Financial Highlights.
(b)	Commencement of operations November 24, 2020.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

(e)	The Emles Global Luxury 50 Index is designed to provide exposure to companies that substantially focus on, and significantly benefit from, the sales and consumption of luxury goods globally. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.
(f)	The S&P 500 Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when sold may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

AMER – Emles Made in America ETF

The Emles Made in America ETF (AMER) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles American Manufacturing Index, an index designed to provide exposure to U.S. equities, predominantly companies headquartered and focused on the production of goods within the U.S.

●	Since inception, Fund NAV returned 27.41% against index returns of 27.96% as investors focus on the new administration and search for normalcy as the nation reopens.

●	Top contributors to AMER’s performance included Nucor Corporation and General Dynamics with 4.51% and 1.78% position-weighted returns respectively. The Clorox Company and Church & Dwight led losses with -0.61% and -0.34% position-weighted returns since inception.

●	We maintain conviction that demand from President Biden’s “Buy American” policies will sustain growth in domestic manufacturing, domestic revenues, and continue to drive value outperformance across Fund positions that offer a competitive dividend yield.

●	Ending the fiscal year at a 42% price to earnings discount to the S&P 500 Index, the AMER basket benefited from manufacturing demand critical to supply chains, earnings, and investment in sectors such as Food products, Aerospace & Defense, and Metals/Mining.

Portfolio Characteristics

Top 10 Fund Holdings
Keurig Dr Pepper, Inc.	5.1%
General Dynamics Corporation	5.0%
Hormel Foods Corp.	5.0%
Northrop Grumman Corp.	5.0%
Tyson Foods, Inc. Class A	4.9%
Altria Group, Inc.	4.8%
Nucor Corporation	4.6%
Vulcan Materials Company	4.1%
Conagra Brands, Inc.	4.0%
Martin Marietta Materials	3.8%
Total	46.3%

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

Hypothetical Growth of a $10,000 Investment (*)

	Average Annual Total Returns	Expense Ratio(a)
	Inception(b)	Total
Emles Made in America ETF (AMER) - Total Return (at Net Asset Value)(c)	27.41%	0.49%
Emles Made in America ETF (AMER) - Total Return (at Market Value)(d)	27.48%	N/A
Emles American Manufacturing Index(e)	27.96%	N/A
S&P 500 Index(f)	24.51%	N/A
*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Made in America ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 8, 2020. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2021 can be found in the Financial Highlights.
(b)	Commencement of operations October 14, 2020.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

(e)	The Emles American Manufacturing Index is designed to provide exposure to U.S. dollar-denominated equities across a number of sectors in U.S. publicly traded companies (and their subsidiaries) that have an overall manufacturing theme. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.
(f)	The S&P 500 Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when sold may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

DEFN – Emles Protective Allocation ETF

The Emles Protective Allocation ETF (DEFN) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Protective Allocation Index, an index that seeks to provide exposure to securities that can preserve capital and protect portfolios through a longer and more persistent economic downturn.

●	As of June 30, 2021, Fund NAV returned -1.43% against an index return of -0.61%.

●	Top contributions to Fund performance were led by equity positions in Eli Lilly and Alphabet with 1.07% and 0.64% position-weighted returns respectively. Walmart stock and Oracle’s Senior Unsecured 2030 note led losses with -0.09% and -0.08% position-weighted returns.

●	During the 1st Quarter 2021 rebalance, both the index and Fund added positions to equity and credit allocations to diversify against concentration risks.

●	The Fund repositioned its TIPS allocation during the 2nd Quarter 2021 rebalance as management sought better positioning in the current inflation environment against the Solactive US Treasury Inflation-Linked Bond Index—a sub-index within the Emles Protective Allocation Index.

●	While majority allocations remain viable, we recognize two sustained headwinds to performance (and contributors to Fund tracking error):

○	As active contracts on commodity futures and options expire, roll spreads associated with maintaining such positions cause inevitable, regular drawdowns on the Fund. In volatile markets, these associated costs may be higher than usual.

○	Positions in out-of-the money ETF (index) options lose value, or decay, as they near expiration.

Portfolio Characteristics

Top 10 Fund Holdings
U.S Treasury Inflation Indexed Bonds, 0.88%, 01/15/29 (TIPS)	4.3%
GOLD 100 OZ Future Aug21	2.2%
Automatic Data Processing, Inc., 1.25%, 09/01/30	2.0%
Johnson & Johnson, 1.30%, 09/01/30	2.0%
S&P Global, Inc., 1.25%, 08/15/30	2.0%
Pepsico, Inc., 2.75%, 03/19/30	2.0%
Coca-Cola, Co., 1.65%, 06/01/30	2.0%
Texas, Instruments, Inc., 1.75%, 05/04/30	2.0%
Costco Wholesale, Corp., 1.60%, 04/20/30	2.0%
Caterpillar, Inc., 2.60%, 04/09/30	2.0%
Total	22.5%

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

Hypothetical Growth of a $10,000 Investment (*)

	Average Annual Total Returns	Expense Ratio(a)
	Inception(b)	Total
Emles Protective Allocation ETF (DEFN) - Total Return (at Net Asset Value)(c)	-1.43%	0.55%
Emles Protective Allocation ETF (DEFN) - Total Return (at Market Value)(d)	-1.78%	N/A
Emles Protective Allocation Index(e)	-0.61%	N/A
S&P 500 Index(f)	19.26%	N/A
*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Protective Allocation ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 8, 2020. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2021 can be found in the Financial Highlights.
(b)	Commencement of operations November 24, 2020.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

(e)	The Emles Protective Allocation Index is designed to provide exposure to securities that seek to preserve capital and protect portfolios through a longer and more persistent economic downturn. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

(f)	The S&P 500 Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

The Emles Protective Allocation ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG. Neither publication of any Solactive Index by Solactive AG nor the licensing of any Solactive Index or Solactive Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Emles Protective Allocation ETF.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when sold may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

REC – Emles Real Estate Credit ETF

The Emles Real Estate Credit ETF (REC) seeks to track the price and yield performance, before fees and expenses, of the Solactive U.S. Real Estate Bond Index, a market value weighted index designed to measure the performance of corporate bonds issued by U.S. companies in the real estate sector.

●	Since inception, Fund NAV returned 2.12% versus index returns of 2.87% amidst a volatile rate environment and late-onset real inflation that continues to exceed targets. The Fund and its benchmark remain relatively overweight investment-grade credit, highlighting rate risk over spread risk as the sector remains relatively benign in terms of defaults.

●	Top contributions to Fund performance came from credit positions in EPR Properties and Service Properties Trust with 0.15% and 0.15% exposure-weighted returns respectively. Issues from American Tower and Crown Castle International led losses with exposure-weighted returns of -0.12% and -0.10%.

●	We recognize the Fund’s outsized allocation to credit issued in 2020 as a primary contributor to tracking error as an 82 bp increase in the 10-year treasury yield during the 1st Quarter of 2021 caused the allocation to price at a steep discount.

●	Today, the Fund remains prepared to gradually reposition assets against a base case around rising real yields. This preparation remains hampered by ever-delayed expectations around Fed Fund rate decisions and tapering of the Fed’s quantitative easing program.

●	The Fund also recognizes priorities around more consistent allocations of income. Since inception, standard deviation of the Fund’s monthly distributions amount to 4.22 cents per share—representing 72% volatility to the Fund’s average distribution.

●	Regardless of how far we look down the credit ladder, the Fund’s mandate remains a pitch towards the resilient capital structure of real estate issuers. Despite an uneven pandemic reopening, general shedding of uncertainty towards real estate investments only aids sentiment around the Fund’s sector specific investment across various real estate specialties.

Portfolio Characteristics

Top 10 Fund Holdings
American Tower Corp., 3.80%, 08/15/29	2.3%
Equinix, Inc., 1.45%, 05/15/26	1.9%
SBA Communications Corp., 3.875%, 02/15/27	1.9%
Iron Mountain, Inc., 5.25%, 07/15/30	1.7%
Boston Properties, LP, 3.25%, 01/30/31	1.7%
ESH Hospitality, Inc., 5.25%, 05/01/25	1.7%
Simon Property Group LP, 3.50%, 09/01/25	1.5%
American Tower Corp., 3.375%, 10/15/26	1.5%
Welltower, Inc., 4.00%, 06/01/25	1.4%
Boston Properties, LP, 4.50%, 12/01/28	1.4%
Total	17.0%
Fund Maturity Distribution
1-3 Years	5.5%
3-5 Years	23.4%
5-7 Years	16.8%
7-10 Years	47.0%
10-20 Years	3.7%
20+ Years	3.5%

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

Hypothetical Growth of a $10,000 Investment (*)

	Average Annual Total Returns	Expense Ratio(a)
	Inception(b)	Total
Emles Real Estate Credit ETF (REC) - Total Return (at Net Asset Value)(c)	2.12%	0.48%
Emles Real Estate Credit ETF (REC) - Total Return (at Market Value)(d)	2.10%	N/A
Solactive U.S. Real Estate Bond Index(e)	2.87%	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(f)	-1.03%	N/A
*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles Real Estate Credit ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 8, 2020. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2021 can be found in the Financial Highlights.
(b)	Commencement of operations October 14, 2020.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The Solactive U.S. Real Estate Bond Index is designed to measure the performance of corporate bonds issued by U.S. Companies in the real estate sector. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.
(f)	The Bloomberg Barclays U.S. Aggregate Bond Index comprises about $15 trillion worth of bonds and includes the entire space of domestic, investment-grade, fixed-income securities traded in the United States. The index includes government Treasury securities, corporate bonds, mortgage-backed securities (MBS), asset-backed securities (ABS), and munis to simulate the universe of bonds in the market. The index is broadly considered to be the best total bond market index, as it is used by more than 90% of investors in the United States. The Agg consists of securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

The Emles Real Estate Credit ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive U.S. Real Estate Bond Index (the “Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Emles Real Estate Credit ETF and the Trust, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Solactive AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Emles Real Estate Credit ETF.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when sold may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

LIV – Emles @Home ETF

The Emles @Home ETF (LIV) seeks investment results that correspond, before fees and expenses, to the price and yield performance of the Emles Home Lifestyle Index, an index comprised of companies that substantially focus on, and could benefit from, the trend of increased and diverse home activities.

●	Slightly encumbered by a late launch into the ’stay-at-home-trade’, Fund NAV returned 11.12% since inception compared to 11.54% index returns. We recognize thematic qualities to the Fund’s composition as early pandemic beneficiaries such as Zoom, Teladoc, and Tal Education were eager to give up inflated gains in the face of fundamental corrections and geopolitical headwinds.

●	Top contributors to Fund performance were led by Paypal and XPO Logistics with 2.34% and 2.24% position-weighted returns respectively. Teladoc Health and Zoom Video Communications led losses with -1.28% and -0.60% position-weighted returns.

●	Comprised largely of growth names, the Fund seeks to identify those companies whose future value from brand offerings represent an increasing diversification of impacts to our lives at home.

●	While the theme of this Fund itself is hardest hit by the notion of reopening after a pandemic, we believe uncertainty around COVID-19 mutations and vaccination efficacy gives Emles the greatest latitude to demonstrate its prowess as a self-indexer to this theme.

Portfolio Characteristics

Top 10 Fund Holdings
Peloton Interactive, Inc.	5.5%
NVIDIA Corp.	5.4%
PayPal Holdings, Inc.	5.1%
Teladoc Health, Inc.	5.1%
Zynga Inc.	4.8%
FedEx Corp.	4.8%
The Walt Disney Company	4.7%
Etsy, Inc.	4.6%
XPO Logistics, Inc.	4.5%
Chegg, Inc.	4.1%
Total	48.6%

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

Hypothetical Growth of a $10,000 Investment (*)

	Average Annual Total Returns	Expense Ratio(a)
	Inception(b)	Total
Emles @Home ETF (LIV) - Total Return (at Net Asset Value)(c)	11.12%	0.49%
Emles @Home ETF (LIV) - Total Return (at Market Value)(d)	11.03%	N/A
Emles Home Lifestyle Index(e)	11.54%	N/A
S&P 500 Index(f)	24.51%	N/A
*	The chart represents historical performance of a hypothetical investment of $10,000 in Emles @Home ETF and represents the reinvestment of dividends and capital gains in the Fund.
(a)	The total expense ratio reflects the expense ratio as reported in the Fund’s Prospectus dated October 8, 2020. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of June 30, 2021 can be found in the Financial Highlights.
(b)	Commencement of operations October 14, 2020.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital,at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all distributions, including dividends and return of capital, at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

Fund Performance (Unaudited) (continued)	(As of June 30, 2021)

(e)	The Emles Home Lifestyle Index is designed to provide exposure to U.S. dollar-denominated equities across a number of sectors in U.S. publicly traded companies (and their subsidiaries) that have an overall home-related theme. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.
(f)	The S&P 500 Index measures the performance of 500 widely held stocks in US equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid 1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. Index returns, unlike the fund’s returns, do not reflect any fees or expenses. Investors cannot invest directly in an index.

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when sold may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 1-833-673-2661 or visit http://www.emles.com.

June 30, 2021

Expense Examples (Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable, and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended June 30, 2021.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Further, the expenses do not include any brokerage commissions on investors’ purchases or redemptions of Fund shares as described in each Fund’s prospectus. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 01/01/21		Ending Account Value 06/30/21	Expenses Paid During Period		Annualized Expense Ratio During Period
Emles Alpha Opportunities ETF	Actual(a)	$1,000.00	(b)	$1,017.50	$ —	(c)(d)	0.00	%(d)
	Hypothetical	1,000.00	(b)	1,024.79	—	(d)(e)	0.00	(d)
Emles Federal Contractors ETF	Actual	1,000.00		1,110.00	3.14	(f)	0.60
	Hypothetical	1,000.00		1,021.82	3.01	(e)	0.60
Emles Luxury Goods ETF	Actual	1,000.00		1,167.30	3.22	(f)	0.60
	Hypothetical	1,000.00		1,021.82	3.01	(e)	0.60
Emles Made in America ETF	Actual	1,000.00		1,196.00	2.67	(f)	0.49
	Hypothetical	1,000.00		1,022.36	2.46	(e)	0.49
Emles Protective Allocation ETF	Actual	1,000.00		981.90	2.70	(f)	0.55
	Hypothetical	1,000.00		1,022.07	2.76	(e)	0.55
Emles Real Estate Credit ETF	Actual	1,000.00		995.40	2.37	(f)	0.48
	Hypothetical	1,000.00		1,022.41	2.41	(e)	0.48
Emles @Home ETF	Actual	1,000.00		1,072.40	2.52	(f)	0.49
	Hypothetical	1,000.00		1,022.36	2.46	(e)	0.49

Expense Examples (Unaudited) (continued)	June 30, 2021

(a)	Information shown reflects values for the stub period of 22 days from June 9, 2021 (commencement of operations) to June 30, 2021 and has been calculated using expense ratios and rates of returns for the same period.
(b)	Beginning account value from the commencement of operations June 9, 2021.
(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 22/365 (the number of days from commencement of operations on June 9, 2021 to June 30, 2021).
(d)	Annualized expense ratio reflects actual expenses, including any applicable fee waivers.
(e)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average hypothetical account value over the period, multiplied by 181/365 (the number of days in the more recent fiscal half-year divided by the number of days in the fiscal year).
(f)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the more recent fiscal half-year divided by the number of days in the fiscal year).

Schedule of Investments	June 30, 2021

Emles Alpha Opportunities ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Communication Services	0.5
Consumer Discretionary	77.5
Consumer Staples	1.3
Energy	0.2
Financials	5.3
Industrials	9.8
Information Technology	3.7
Materials	0.6
Real Estate	1.1
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (96.3%)
Communication Services (0.5%)
4,040	AMC Networks, Inc.(a)	269,872
1,313	ViacomCBS, Inc., Class B	59,348
		329,220

Consumer Discretionary (76.5%)
3,232	American Outdoor Brands, Inc.(a)	113,572
176,750	At Home Group, Inc.(a)(b)	6,511,470
10,100	Bloomin’ Brands, Inc.(a)	274,114
3,030	Brinker International, Inc.(a)	187,406
4,040	Caesars Entertainment, Inc.(a)	419,150
139,380	Camping World Holdings, Inc., Class A(b)	5,713,186
7,070	Cheesecake Factory, Inc. (The)(a)	383,053
70,700	Children’s Place, Inc. (The)(a)(b)	6,579,342
4,040	Darden Restaurants, Inc.	589,800
23,230	Dave & Buster’s Entertainment, Inc.(a)	943,138
21,109	Dine Brands Global, Inc.(a)(b)	1,883,977
20,200	Ethan Allen Interiors, Inc.	557,519
24,240	Gap, Inc. (The)	815,676
99,990	Kohl’s Corp.(b)	5,510,449
95,546	Lazydays Holdings, Inc.(a)(b)	2,102,012
3,030	Lennar Corp., Class A	301,031
30,300	Macy’s, Inc.(a)	574,488
1,010	Marriott International, Inc., Class A(a)	137,885
26,260	MGM Resorts International	1,119,989
2,525	Mohawk Industries, Inc.(a)	485,280
20,200	Newell Brands, Inc.	554,894
10,100	Nordstrom, Inc.(a)	369,357
20,200	Red Robin Gourmet Burgers, Inc.(a)	668,822
8,080	Red Rock Resorts, Inc., Class A(a)	343,400
4,848	RH(a)(b)	3,291,792

Shares	Security Description	Value ($)
Common Stocks (continued)
Consumer Discretionary (continued)
114,130	Signet Jewelers, Ltd.(a)(b)	9,220,562
11,110	Smith & Wesson Brands, Inc.	385,517
8,484	Thor Industries, Inc.	958,692
2,121	Toll Brothers, Inc.	122,615
4,545	Tupperware Brands Corp.(a)	107,944
808	Ulta Beauty, Inc.(a)	279,382
10,302	Winnebago Industries, Inc.	700,124
2,020	Wynn Resorts, Ltd.(a)	247,046
		52,452,684

Consumer Staples (1.3%)
27,270	Chefs’ Warehouse, Inc. (The)(a)	868,004

Energy (0.2%)
2,020	Exxon Mobil Corp.	127,422

Financials (2.7%)
52,217	Invesco, Ltd.	1,395,760
10,100	Wells Fargo & Co.	457,429
		1,853,189

Industrials (9.8%)
10,100	AAR Corp.(a)	391,375
5,050	CAI International, Inc.	282,800
146,450	Fluor Corp.(a)(b)	2,592,165
3,737	HEICO Corp., Class A	464,061
5,050	Herman Miller, Inc.	238,057
35,350	Spirit AeroSystems Holdings, Inc., Class A(b)	1,668,166
202	TransDigm Group, Inc.(a)	130,753
47,167	Triumph Group, Inc.(a)	978,715
		6,746,092

See accompanying notes to financial statements

Schedule of Investments	June 30, 2021

Emles Alpha Opportunities ETF

Shares	Security Description	Value ($)
Common Stocks (continued)
Information Technology (3.6%)
8,787	Comtech Telecommunications Corp.	212,294
134,128	LGL Group, Inc. (The)(a)(c)	1,396,272
4,848	MaxLinear, Inc.(a)	205,992
5,050	ON Semiconductor Corp.(a)	193,314
2,020	Viasat, Inc.(a)	100,677
13,130	Xerox Holdings Corp.	308,424
		2,416,973

Materials (0.6%)
2,020	Arconic Corp.(a)	71,952
8,080	Mosaic Co. (The)	257,833
5,050	O-I Glass, Inc.(a)	82,467
		412,252

Real Estate (1.1%)
5,050	Howard Hughes Corp. (The)(a)	492,173
20,200	Newmark Group, Inc., Class A	242,602
		734,775
Total Common Stocks (Cost $23,076,724)		65,940,611

Warrants (3.7%)
Consumer Discretionary (1.0%)
125,240	Lazydays Holdings, Inc. Exp 03/15/23(a)	711,363

Financials (2.6%)
440,360	FG New America Acquisition Corp. Exp 08/31/27(a)	968,792
388,446	LGL Systems Acquisition Corp. Exp 11/12/26(a)	708,914
60,600	PMV Consumer Acquisition Corp. Exp 08/31/27(a)	52,110
9,999	Trident Acquisitions Corp. Exp 05/09/23(a)	23,398
		1,753,214

Information Technology (0.1%)
206,545	LGL Group, Inc. (The) Exp 11/16/25(a)	101,248
Total Warrant (Cost $1,723,750)		2,565,825
Total Investments (Cost $24,800,474) — 100.0%		68,506,436
Other assets in excess of liabilities — 0.0%		30,805
Net Assets — 100.0%		$68,537,241

(a)	Non-income producing.
(b)	All or a portion of this security has been segregated as collateral for derivative instruments totaling $22,536,606 and represents 32.9% of the Fund’s net assets.
(c)	This security has been deemed illiquid and represents 2.0% of the Fund’s net assets.

See accompanying notes to financial statements

Schedule of Investments	June 30, 2021

Emles Federal Contractors ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Health Care	3.7
Industrials	64.9
Information Technology	28.2
Real Estate	3.2
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (100.0%)
Health Care (3.7%)
3,398	Emergent BioSolutions Inc(a)	214,040

Industrials (64.9%)
4,656	Aerojet Rocketdyne Holdings, Inc.	224,838
1,935	AeroVironment, Inc.(a)	193,790
2,834	General Dynamics Corp.	533,529
1,298	Huntington Ingalls Industries, Inc.	273,553
8,374	Kratos Defense & Security Solutions, Inc.(a)	238,575
2,472	L3Harris Technologies, Inc.	534,323
1,400	Lockheed Martin Corp.	529,690
1,457	Northrop Grumman Corp.	529,518
5,824	Parsons Corp.(a)	229,233
6,150	Raytheon Technologies Corp.	524,657
		3,811,706

Information Technology (28.2%)
3,159	Booz Allen Hamilton Holding Corp.	269,084
912	CACI International, Inc.(a)	232,669
6,017	KBR, Inc.	229,549
2,612	Leidos Holdings, Inc.	264,073
2,376	ManTech International Corp.	205,619
2,701	MAXIMUS, Inc.	237,607
2,486	Science Applications International Corp.	218,097
		1,656,698

Real Estate (3.2%)
26,753	GEO Group, Inc. (The)	190,481
Total Common Stocks (Cost $5,188,325)		5,872,925
Total Investments (Cost $5,188,325) — 100.0%		5,872,925
Other assets in excess of liabilities — 0.0%		2,934
Net Assets — 100.0%		$5,875,859

(a)	Non-income producing.

See accompanying notes to financial statements

Schedule of Investments	June 30, 2021

Emles Luxury Goods ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Consumer Discretionary	68.5
Consumer Staples	24.6
Information Technology	6.9
Total	100.0

Country	Percentage of Investments (%)
Brazil	1.6
Canada	3.8
China	2.3
France	17.9
Germany	17.1
Italy	2.9
Japan	8.0
Switzerland	4.1
United Kingdom	8.9
United States	33.4
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2021, percentages in the tables above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (100.0%)
Consumer Discretionary (68.5%)
291	adidas AG	108,326
934	Bayerische Motoren Werke AG	98,923
1,960	Burberry Group PLC(a)	55,940
1,386	Canada Goose Holdings, Inc.(a)	60,642
1,088	Capri Holdings, Ltd.(a)	62,223
811	Cie Financiere Richemont SA	98,222
1,220	Daimler AG	108,944
1,195	EssilorLuxottica SA ADR	110,472
1,374	Farfetch, Ltd.(a)	69,195
1,451	Fast Retailing Co., Ltd. ADR	108,970
382	Ferrari NV	78,711
802	Hermes International ADR	117,076
953	HUGO BOSS AG	51,852
1,287	Kering SA ADR	112,813
7,389	Li Ning Co., Ltd.	90,200
251	Lululemon Athletica, Inc.(a)	91,607
725	LVMH Moet Hennessy Louis Vuitton SE ADR	114,405
1,766	MYT Netherlands Parent BV ADR(a)	53,739

Shares	Security Description	Value ($)
Common Stocks (continued)
885	NIKE, Inc., Class B	136,724
698	Peloton Interactive, Inc.(a)	86,566
667	Porsche Automobil Holding SE	71,474
4,651	Prada SpA	35,305
488	Ralph Lauren Corp.	57,491
2,741	RealReal, Inc. (The)(a)	54,162
87	RH(a)	59,073
180	Swatch Group AG (The)	61,808
1,420	Tapestry, Inc.(a)	61,742
190	Tesla, Inc.(a)	129,143
414	Volkswagen AG	103,691
4,562	Watches of Switzerland Group PLC(a)(b)	52,686
366	Williams-Sonoma, Inc.	58,432
629	YETI Holdings, Inc.(a)	57,755
651	Zalando SE(a)(b)	78,708
		2,697,020

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2021

Emles Luxury Goods ETF

Shares	Security Description	Value ($)
Common Stocks (continued)
Consumer Staples (24.6%)
1,047	Brown-Forman Corp., Class B	78,462
2,368	Diageo PLC	113,218
820	Estee Lauder Cos. (The)	260,826
5,901	Kao Corp. ADR	72,523
1,802	Kose Corp. ADR	57,033
1,245	L’Oreal SA ADR	111,294
5,598	Natura & Co. Holding SA(a)	63,300
2,117	Pernod Ricard SA ADR	94,207
2,131	Remy Cointreau SA ADR	44,133
984	Shiseido Co., Ltd. ADR	72,629
		967,625

Information Technology (6.9%)
1,991	Apple, Inc.	272,687
Total Common Stocks (Cost $3,349,953)		3,937,332
Total Investments (Cost $3,349,953) — 100.0%		3,937,332
Other assets in excess of liabilities — 0.0%		1,955
Net Assets — 100.0%		$3,939,287

(a)	Non-income producing.
(b)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The Fund’s Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2021 was $131,394 which represents 3.3% of the net assets of the Fund.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying notes to financial statements

Schedule of Investments	June 30, 2021

Emles Made in America ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Consumer Discretionary	3.3
Consumer Staples	43.6
Health Care	1.3
Industrials	24.3
Information Technology	0.7
Materials	26.8
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (99.8%)
Consumer Discretionary (3.3%)
659	La-Z-Boy, Inc.	24,409
398	LCI Industries	52,305
924	Polaris, Inc.	126,551
881	Vista Outdoor, Inc.(a)	40,773
528	Winnebago Industries, Inc.	35,883
		279,921

Consumer Staples (43.5%)
8,709	Altria Group, Inc.	415,245
6,179	Campbell Soup Co.	281,701
714	Central Garden & Pet Co.(a)	37,792
3,532	Church & Dwight Co., Inc.	300,997
1,792	Clorox Co. (The)	322,399
9,404	Conagra Brands, Inc.	342,117
4,024	Flowers Foods, Inc.	97,381
8,972	Hormel Foods Corp.	428,413
2,057	J M Smucker Co. (The)	266,525
12,498	Keurig Dr Pepper, Inc.	440,430
506	Lancaster Colony Corp.	97,916
1,230	Post Holdings, Inc.(a)	133,418
322	Sanderson Farms, Inc.	60,526
172	Seneca Foods Corp.(a)	8,786
1,076	TreeHouse Foods, Inc.(a)	47,903
5,675	Tyson Foods, Inc., Class A	418,588
2,184	Vector Group, Ltd.	30,882
		3,731,019

Health Care (1.3%)
635	United Therapeutics Corp.(a)	113,925

Shares	Security Description	Value ($)
Common Stocks (continued)
Industrials (24.3%)
1,131	Advanced Drainage Systems, Inc.	131,841
1,141	Aerojet Rocketdyne Holdings, Inc.	55,099
262	American Woodmark Corp.(a)	21,403
376	Apogee Enterprises, Inc.	15,314
722	Atkore International Group, Inc.(a)	51,262
1,771	Cornerstone Building Brands, Inc.(a)	32,197
301	Encore Wire Corp.	22,813
2,105	Fortune Brands Home & Security, Inc.	209,679
2,280	General Dynamics Corp.	429,233
639	HNI Corp.	28,097
813	Hubbell, Inc.	151,901
572	Huntington Ingalls Industries, Inc.	120,549
560	Lennox International, Inc.	196,448
840	Mueller Industries, Inc.	36,380
1,173	Northrop Grumman Corp.	426,303
1,107	REV Group, Inc.	17,369
690	SPX Corp.(a)	42,145
310	Steel Partners Holdings, LP(a)	9,027
980	UFP Industries, Inc.	72,853
742	Wabash National Corp.	11,872
		2,081,785

Information Technology (0.7%)
2,176	SunPower Corp.(a)	63,583

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2021

Emles Made in America ETF

Shares	Security Description	Value ($)
Common Stocks (continued)
Materials (26.7%)
249	Clearwater Paper Corp.(a)	7,214
603	Eagle Materials, Inc.	85,692
961	Forterra, Inc.(a)	22,593
235	Kaiser Aluminum Corp.	29,020
1,691	Louisiana-Pacific Corp.	101,950
932	Martin Marietta Materials, Inc.	327,887
4,107	Nucor Corp.	393,985
182	Olympic Steel, Inc.	5,349
1,434	Packaging Corp. of America	194,192
914	Reliance Steel & Aluminum Co.	137,923
875	Scotts Miracle-Gro Co. (The)	167,930
3,044	Steel Dynamics, Inc.	181,423
669	TimkenSteel Corp.(a)	9,466
189	US Concrete, Inc.(a)	13,948
2,024	Vulcan Materials Co.	352,318
4,051	Westrock Co.	215,594
811	Worthington Industries	49,617
		2,296,101
Total Common Stocks (Cost $7,426,411)		8,566,334
Total Investments (Cost $7,426,411) — 99.8%		8,566,334
Other assets in excess of liabilities — 0.2%		13,420
Net Assets — 100.0%		$8,579,754

(a)	Non-income producing.
LP	Limited Partnership

See accompanying notes to financial statements

Schedule of Investments	June 30, 2021

Emles Protective Allocation ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Communication Services	4.7
Consumer Discretionary	11.8
Consumer Staples	11.8
Financials	7.0
Health Care	18.1
Industrials	16.5
Information Technology	23.5
Purchased Put Options	1.9
U.S. Treasury Obligations	4.7
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (38.3%)
Communication Services (4.5%)
47	Alphabet, Inc., Class A(a)	114,764
2,032	Verizon Communications, Inc.	113,853
658	Walt Disney Co. (The)(a)	115,657
		344,274

Consumer Discretionary (3.1%)
377	Home Depot, Inc. (The)	120,222
494	McDonald’s Corp.	114,109
		234,331

Consumer Staples (3.0%)
1,144	Philip Morris International, Inc.	113,382
838	Walmart, Inc.	118,175
		231,557

Financials (4.6%)
491	Aon PLC, Class A	117,231
531	CME Group, Inc.	112,933
1,006	Intercontinental Exchange, Inc.	119,412
		349,576

Health Care (9.2%)
1,000	AbbVie, Inc.	112,640
1,706	Bristol-Myers Squibb Co.	113,995
439	Danaher Corp.	117,810
519	Eli Lilly & Co.	119,121
1,480	Merck & Co., Inc.	115,099
234	Thermo Fisher Scientific, Inc.	118,046
		696,711

Shares or Principal Amount ($)	Security Description	Value ($)
Common Stocks (continued)
Industrials (7.6%)
591	3M Co.	117,390
532	Honeywell International, Inc.	116,694
515	Illinois Tool Works, Inc.	115,134
299	Lockheed Martin Corp.	113,127
526	Union Pacific Corp.	115,683
		578,028

Information Technology (6.3%)
436	Microsoft Corp.	118,112
151	NVIDIA Corp.	120,815
851	QUALCOMM, Inc.	121,633
491	Visa, Inc., Class A	114,806
		475,366
Total Common Stocks (Cost $2,813,326)		2,909,843

Corporate Bonds (51.3%)
Consumer Discretionary (8.2%)
129,000	Booking Holdings, Inc., 4.63%, 4/13/30, Callable 1/13/30 @ 100	154,298
163,000	Lowe’s Cos., Inc., 1.70%, 10/15/30, Callable 7/15/30 @ 100	156,436
143,000	NIKE, Inc., 2.85%, 3/27/30, Callable 12/27/29 @ 100	155,542
151,000	Starbucks Corp., 2.55%, 11/15/30, Callable 8/15/30 @ 100	156,631
		622,907

Consumer Staples (8.3%)
160,000	Coca-Cola Co. (The), 1.65%, 6/1/30	157,380
159,000	Costco Wholesale Corp., 1.60%, 4/20/30, Callable 1/20/30 @ 100	157,098

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2021

Emles Protective Allocation ETF

Shares or Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)
Consumer Staples (continued)
146,000	PepsiCo, Inc., 2.75%, 3/19/30, Callable 12/19/29 @ 100	157,389
140,000	Procter & Gamble Co. (The), 3.00%, 3/25/30	154,627
		626,494

Financials (2.1%)
167,000	S&P Global, Inc., 1.25%, 8/15/30, Callable 5/15/30 @ 100	158,251

Health Care (8.2%)
161,000	Gilead Sciences, Inc., 1.65%, 10/1/30, Callable 7/1/30 @ 100	155,805
163,000	Johnson & Johnson, 1.30%, 9/1/30, Callable 6/1/30 @ 100	158,281
138,000	Pfizer, Inc., 3.00%, 12/15/26	151,704
155,000	UnitedHealth Group, Inc., 2.00%, 5/15/30	156,251
		622,041

Industrials (8.2%)
147,000	Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	157,059
141,000	Deere & Co., 3.10%, 4/15/30, Callable 1/15/30 @ 100	155,685
134,000	Raytheon Technologies Corp., 4.13%, 11/16/28, Callable 8/16/28 @ 100	154,306
128,000	United Parcel Service, Inc., 4.45%, 4/1/30, Callable 1/1/30 @ 100	155,071
		622,121

Shares or Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)
Information Technology (16.3%)
166,000	Automatic Data Processing, Inc., 1.25%, 9/1/30, Callable 6/1/30 @ 100	158,442
143,000	Cisco Systems, Inc./Delaware, 2.50%, 9/20/26, Callable 6/20/26 @ 100	153,501
132,000	Intel Corp., 3.90%, 3/25/30, Callable 12/25/29 @ 100	153,179
139,000	International Business Machines Corp., 3.50%, 5/15/29	155,665
137,000	Mastercard, Inc., 3.35%, 3/26/30, Callable 12/26/29 @ 100	154,222
144,000	Oracle Corp., 2.95%, 4/1/30, Callable 1/1/30 @ 100	151,846
136,000	Salesforce.com, Inc., 3.70%, 4/11/28, Callable 1/11/28 @ 100	154,794
158,000	Texas Instruments, Inc., 1.75%, 5/4/30, Callable 2/4/30 @ 100	157,380
		1,239,029
Total Corporate Bonds (Cost $3,820,310)		3,890,843

Purchased Options (1.8%)
Total Purchased Options (Cost $190,917)		139,328

U.S. Treasury Obligations (4.5%)
U.S. Treasury Inflation Indexed Bonds
293,941	0.88%, 1/15/29	340,352
Total U.S. Treasury Obligations (Cost $337,929)		340,352

Total Investments (Cost $7,162,482) — 95.9%		7,280,366
Other assets in excess of liabilities — 4.1%		311,816
Net Assets — 100.0%		$7,592,182
(a)	Non-income producing.
PLC	Public Limited Company

Futures Contracts Purchased

Description	Number of Contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/(Depreciation) ($)
Gold 100 Oz Futures	1	8/27/21	177,160	(70)
Rough Rice (CBOT) Futures	5	9/14/21	134,750	(1,000)
Total			311,910	(1,070)

Purchased Options

Exchange-traded options

Description	Put/Call	Number of Contracts	Notional Amount ($)(a)	Strike Price ($)	Expiration Date	Value ($)
Invesco QQQ Trust	Put	45	14,580	324.00	12/17/21	47,475
iShares Russell 2000 ETF	Put	51	11,118	218.00	12/17/21	47,022
SPDR S&P 500 ETF Trust	Put	39	15,639	401.00	12/17/21	44,831
Total			41,337			139,328
(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.
ETF	Exchange-Traded Fund
SPDR	Standard & Poor’s Depository Receipts

See accompanying notes to financial statements

Schedule of Investments	June 30, 2021

Emles Real Estate Credit ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Communication Services	0.7
Consumer Discretionary	7.1
Financials	1.0
Real Estate	91.2
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (99.0%)
Communication Services (0.7%)
71,000	Lamar Media Corp., 3.75%, 2/15/28, Callable 2/15/23 @ 102	72,242

Consumer Discretionary (7.0%)
184,000	ESH Hospitality Inc, 5.25%, 5/1/25, Callable 7/16/21 @ 102(a)	187,422
85,000	Lennar Corp., 4.75%, 11/29/27, Callable 5/29/27 @ 100	98,249
151,000	NVR, Inc., 3.00%, 5/15/30, Callable 11/15/29 @ 100	160,253
52,000	PulteGroup, Inc., 5.00%, 1/15/27, Callable 10/15/26 @ 100	60,703
133,000	Taylor Morrison Communities, Inc., 5.13%, 8/1/30, Callable 2/1/30 @ 100(a)	143,806
133,000	Toll Brothers Finance Corp., 3.80%, 11/1/29, Callable 8/1/29 @ 100	142,643
		793,076

Financials (1.0%)
109,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/ PK Finance Co-Issuer, 5.88%, 10/1/28, Callable 10/1/23 @ 103(a)	116,072

Real Estate (90.3%)
138,000	Alexandria Real Estate Equities, Inc., 1.88%, 2/1/33, Callable 11/1/32 @ 100	130,634
137,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25, Callable 2/28/25 @ 100	149,384
102,000	Alexandria Real Estate Equities, Inc., 4.90%, 12/15/30, Callable 9/15/30 @ 100	124,390

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)
Real Estate (continued)
118,000	American Tower Corp., 1.88%, 10/15/30, Callable 7/15/30 @ 100	113,960
109,000	American Tower Corp., 2.10%, 6/15/30, Callable 3/15/30 @ 100	107,299
114,000	American Tower Corp., 2.95%, 1/15/51, Callable 7/15/50 @ 100	108,933
153,000	American Tower Corp., 3.38%, 10/15/26, Callable 7/15/26 @ 100	166,745
230,000	American Tower Corp., 3.80%, 8/15/29, Callable 5/15/29 @ 100	256,508
138,000	American Tower Corp., 5.00%, 2/15/24	153,050
102,000	AvalonBay Communities, Inc., 2.30%, 3/1/30, Callable 12/1/29 @ 100	104,679
64,000	AvalonBay Communities, Inc., 3.20%, 1/15/28, Callable 10/15/27 @ 100, MTN	69,485
102,000	Boston Properties, LP, 2.90%, 3/15/30, Callable 12/15/29 @ 100	106,022
176,000	Boston Properties, LP, 3.25%, 1/30/31, Callable 10/30/30 @ 100	188,674
138,000	Boston Properties, LP, 4.50%, 12/1/28, Callable 9/1/28 @ 100	160,974
102,000	Brixmor Operating Partnership, LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	110,980
55,000	Brixmor Operating Partnership, LP, 3.90%, 3/15/27, Callable 12/15/26 @ 100	60,388
109,000	Brixmor Operating Partnership, LP, 4.13%, 5/15/29, Callable 2/15/29 @ 100	122,225
109,000	Camden Property Trust, 2.80%, 5/15/30, Callable 2/15/30 @ 100	115,624
125,000	CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	126,736

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2021

Emles Real Estate Credit ETF

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)
Real Estate (continued)
155,000	Crown Castle International Corp., 2.25%, 1/15/31, Callable 10/15/30 @ 100	153,113
151,000	Crown Castle International Corp., 3.25%, 1/15/51, Callable 7/15/50 @ 100	150,230
109,000	Crown Castle International Corp., 3.30%, 7/1/30, Callable 4/1/30 @ 100	116,859
128,000	Crown Castle International Corp., 4.30%, 2/15/29, Callable 11/15/28 @ 100	147,303
92,000	CyrusOne, LP / Cyrusone Finance Corp., 3.45%, 11/15/29, Callable 8/15/29 @ 100	97,715
128,000	Digital Realty Trust, LP, 3.60%, 7/1/29, Callable 4/1/29 @ 100	142,327
138,000	Diversified Healthcare Trust, 9.75%, 6/15/25, Callable 6/15/22 @ 105	152,835
55,000	Duke Realty, LP, 2.88%, 11/15/29, Callable 8/15/29 @ 100	57,913
75,000	EPR Properties, 3.75%, 8/15/29, Callable 5/15/29 @ 100	75,198
64,000	EPR Properties, 4.50%, 6/1/27, Callable 3/1/27 @ 100	68,321
75,000	Equinix, Inc., 1.25%, 7/15/25, Callable 6/15/25 @ 100	75,180
213,000	Equinix, Inc., 1.45%, 5/15/26, Callable 4/15/26 @ 100	213,907
137,000	Equinix, Inc., 2.95%, 9/15/51, Callable 3/15/51 @ 100	130,566
92,000	ERP Operating, LP, 2.50%, 2/15/30, Callable 11/15/29 @ 100	95,213
75,000	ERP Operating, LP, 3.00%, 4/15/23, Callable 1/15/23 @ 100	77,980
92,000	ERP Operating, LP, 3.00%, 7/1/29, Callable 4/1/29 @ 100	99,104
55,000	ERP Operating, LP, 4.15%, 12/1/28, Callable 9/1/28 @ 100	63,188
50,000	Federal Realty Investment Trust, 3.50%, 6/1/30, Callable 3/1/30 @ 100	54,960
92,000	Federal Realty Investment Trust, 3.95%, 1/15/24, Callable 10/15/23 @ 100	98,669
102,000	GLP Capital, LP / GLP Financing II, Inc., 4.00%, 1/15/30, Callable 10/15/29 @ 100	109,478
75,000	GLP Capital, LP / GLP Financing II, Inc., 5.75%, 6/1/28, Callable 3/3/28 @ 100	89,239
93,000	Healthpeak Properties, Inc., 3.25%, 7/15/26, Callable 5/15/26 @ 100	100,939

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)
Real Estate (continued)
109,000	Host Hotels & Resorts, LP, 3.50%, 9/15/30, Callable 6/15/30 @ 100	114,500
110,000	Howard Hughes Corp. (The), 4.38%, 2/1/31, Callable 2/1/26 @ 102(a)	109,602
155,000	Iron Mountain, Inc., 4.50%, 2/15/31, Callable 2/15/26 @ 102(a)	156,938
184,000	Iron Mountain, Inc., 5.25%, 7/15/30, Callable 7/15/25 @ 103(a)	194,779
63,000	Kilroy Realty, LP, 2.50%, 11/15/32, Callable 8/15/32 @ 100	62,143
55,000	Kimco Realty Corp., 2.70%, 3/1/24, Callable 1/1/24 @ 100	57,492
75,000	Kimco Realty Corp., 3.30%, 2/1/25, Callable 12/1/24 @ 100	80,894
75,000	Life Storage, LP, 3.88%, 12/15/27, Callable 9/15/27 @ 100	83,690
109,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.75%, 2/1/27, Callable 11/1/26 @ 100	121,276
55,000	Mid-America Apartments, LP, 3.75%, 6/15/24, Callable 3/15/24 @ 100	59,453
83,000	Mid-America Apartments, LP, 3.95%, 3/15/29, Callable 12/15/28 @ 100	94,180
128,000	MPT Operating Partnership, LP / MPT Finance Corp., 4.63%, 8/1/29, Callable 8/1/24 @ 102	137,019
93,000	Office Properties Income Trust, 4.50%, 2/1/25, Callable 11/1/24 @ 100	101,016
75,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	80,408
83,000	Omega Healthcare Investors, Inc., 4.75%, 1/15/28, Callable 10/15/27 @ 100	93,621
48,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 4.25%, 1/15/29, Callable 1/15/24 @ 102(a)	48,300
109,000	Prologis, LP, 1.25%, 10/15/30, Callable 7/15/30 @ 100	102,677
138,000	Prologis, LP, 2.25%, 4/15/30, Callable 1/15/30 @ 100	141,101
74,000	Public Storage, 3.09%, 9/15/27, Callable 6/15/27 @ 100	81,105
53,000	Realogy Group LLC / Realogy Co-Issuer Corp., 7.63%, 6/15/25, Callable 6/15/22 @ 104(a)	57,489

See accompanying notes to financial statements

Schedule of Investments (Continued)	June 30, 2021

Emles Real Estate Credit ETF

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)
Real Estate (continued)
92,000	Realty Income Corp., 3.00%, 1/15/27, Callable 10/15/26 @ 100	99,436
83,000	Realty Income Corp., 3.65%, 1/15/28, Callable 10/15/27 @ 100	92,503
75,000	Realty Income Corp., 3.88%, 4/15/25, Callable 2/15/25 @ 100	82,773
51,000	Realty Income Corp., 4.13%, 10/15/26, Callable 7/15/26 @ 100	57,856
74,000	Sabra Health Care, LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	83,266
203,000	SBA Communications Corp., 3.88%, 2/15/27, Callable 2/15/23 @ 102	208,462
118,000	Service Properties Trust, 4.35%, 10/1/24, Callable 9/1/24 @ 100	118,826
118,000	Service Properties Trust, 7.50%, 9/15/25, Callable 6/15/25 @ 100	133,644
138,000	Simon Property Group, LP, 2.00%, 9/13/24, Callable 6/13/24 @ 100	142,857
109,000	Simon Property Group, LP, 2.65%, 7/15/30, Callable 4/15/30 @ 100	113,014
128,000	Simon Property Group, LP, 3.38%, 10/1/24, Callable 7/1/24 @ 100	137,724
109,000	Simon Property Group, LP, 3.38%, 12/1/27, Callable 9/1/27 @ 100	118,771
155,000	Simon Property Group, LP, 3.50%, 9/1/25, Callable 6/1/25 @ 100	169,780
64,000	SITE Centers Corp., 4.70%, 6/1/27, Callable 3/1/27 @ 100	70,906
64,000	Spirit Realty, LP, 3.20%, 2/15/31, Callable 11/15/30 @ 100	66,673
55,000	UDR, Inc., 2.10%, 8/1/32, Callable 5/1/32 @ 100	52,877
55,000	UDR, Inc., 3.00%, 8/15/31, Callable 5/15/31 @ 100	57,923
91,000	Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 7.88%, 2/15/25, Callable 2/15/22 @ 104(a)	97,256
64,000	Ventas Realty, LP, 2.65%, 1/15/25, Callable 12/15/24 @ 100	67,334
64,000	Ventas Realty, LP, 3.25%, 10/15/26, Callable 7/15/26 @ 100	69,401
74,000	Ventas Realty, LP, 4.13%, 1/15/26, Callable 10/15/25 @ 100	82,727
74,000	Ventas Realty, LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	88,104
111,000	VEREIT Operating Partnership, LP, 2.85%, 12/15/32, Callable 9/15/32 @ 100	116,103
99,000	VEREIT Operating Partnership, LP, 4.63%, 11/1/25, Callable 9/1/25 @ 100	112,130

Principal Amount ($)	Security Description	Value ($)
Corporate Bonds (continued)
Real Estate (continued)
138,000	VICI Properties LP / VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102(a)	141,701
138,000	VICI Properties LP / VICI Note Co., Inc., 4.63%, 12/1/29, Callable 12/1/24 @ 102(a)	146,625
137,000	Welltower, Inc., 3.63%, 3/15/24, Callable 2/15/24 @ 100	146,897
147,000	Welltower, Inc., 4.00%, 6/1/25, Callable 3/1/25 @ 100	162,306
102,000	Welltower, Inc., 4.25%, 4/1/26, Callable 1/1/26 @ 100	115,083
110,000	Weyerhaeuser Co., 4.00%, 4/15/30, Callable 1/15/30 @ 100	125,292
74,000	WP Carey, Inc., 4.60%, 4/1/24, Callable 1/1/24 @ 100	80,814
		10,183,674
Total Corporate Bonds (Cost $11,092,551)		11,165,064
Total Investments (Cost $11,092,551) — 99.0%		11,165,064
Other assets in excess of liabilities — 1.0%		109,458
Net Assets — 100.0%		$11,274,522

(a)	Rule 144A, Section 4(2), or other security which is restricted as to resale to institutional investors. The Fund’s Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2021 was $1,399,990 which represents 12.4% of the net assets for the Fund.
LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium-Term Note

See accompanying notes to financial statements

Schedule of Investments	June 30, 2021

Emles @Home ETF

Schedule of Investments Summary Table

Holdings by Sector	Percentage of Investments (%)
Communication Services	27.2
Consumer Discretionary	25.7
Consumer Staples	2.9
Health Care	5.1
Industrials	9.3
Information Technology	29.8
Total	100.0

Portfolio holdings and allocations are subject to change. As of June 30, 2021, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Schedule of Investments which are computed using the Fund’s total net assets.

Shares	Security Description	Value ($)
Common Stocks (100.0%)
Communication Services (27.2%)
2,059	Activision Blizzard, Inc.	196,511
3,554	Comcast Corp., Class A	202,649
605	Facebook, Inc.(a)	210,365
550	Netflix, Inc.(a)	290,516
3,336	Twitter, Inc.(a)	229,550
2,339	Verizon Communications, Inc.	131,054
1,899	Walt Disney Co. (The)(a)	333,787
32,146	Zynga, Inc.(a)	341,712
		1,936,144

Consumer Discretionary (25.7%)
80	Amazon.com, Inc.(a)	275,213
3,525	Chegg, Inc.(a)	292,963
449	Domino’s Pizza, Inc.	209,454
1,605	Etsy, Inc.(a)	330,373
610	Lululemon Athletica, Inc.(a)	222,632
3,161	Peloton Interactive, Inc.(a)	392,027
4,316	TAL Education Group ADR(a)	108,892
		1,831,554

Consumer Staples (2.9%)
1,438	Walmart, Inc.	202,787

Health Care (5.1%)
2,173	Teladoc Health, Inc.(a)	361,348

Industrials (9.3%)
1,145	FedEx Corp.	341,588
2,304	XPO Logistics, Inc.(a)	322,306
		663,894

Information Technology (29.8%)
376	Adobe, Inc.(a)	220,201
1,689	Akamai Technologies, Inc.(a)	196,937
828	DocuSign, Inc.(a)	231,484

Shares	Security Description	Value ($)
Common Stocks (continued)
Information Technology (continued)
1,043	Microsoft Corp.	282,549
481	NVIDIA Corp.	384,848
1,244	PayPal Holdings, Inc.(a)	362,601
1,499	QUALCOMM, Inc.	214,252
581	Zoom Video Communications, Inc.(a)	224,865
		2,117,737
Total Common Stocks (Cost $6,574,820)		7,113,464
Total Investments (Cost $6,574,820) — 100.0%		7,113,464
Liabilities in excess of other assets — 0.0%		(378)
Net Assets — 100.0%		$7,113,086

(a)	Non-income producing.
ADR	American Depositary Receipt

See accompanying notes to financial statements

Statements of Assets and Liabilities	June 30, 2021

	Emles Alpha Opportunities ETF	Emles Federal Contractors ETF	Emles Luxury Goods ETF
Assets:
Investments, at value (Cost $24,800,474, $5,188,325 and $3,349,953)	$68,506,436	$5,872,925	$3,937,332
Foreign currency, at value (Cost $—, $— and $16,209)	—	—	16,197
Cash and cash equivalents	25,978	5,278	—
Dividends and interest receivable	6,114	616	1,440
Reclaims receivable	—	—	849
Segregated cash balances with Authorized Participants for deposit securities	—	—	765,749
Total Assets	68,538,528	5,878,819	4,721,567
Liabilities:
Cash and cash equivalents overdraft	—	—	14,613
Collateral payable on return of deposit securities	—	—	765,749
Other payables	1,287	—	—
Accrued management fees	—	2,960	1,918
Total Liabilities	1,287	2,960	782,280
Net Assets	$68,537,241	$5,875,859	$3,939,287
Net Assets consist of:
Paid in capital	$24,800,825	$4,935,620	$3,241,221
Total distributable earnings / (loss)	43,736,416	940,239	698,066
Net Assets	$68,537,241	$5,875,859	$3,939,287
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value):	2,525,000	200,000	125,000
Net Asset Value (offering and redemption price per share):	$27.14	$29.38	$31.51

See accompanying notes to financial statements

Statements of Assets and Liabilities (Continued)	June 30, 2021

	Emles Made in America ETF	Emles Protective Allocation ETF	Emles Real Estate Credit ETF
Assets:
Investments, at value (Cost $7,426,411, $7,162,482 and $11,092,551)	$8,566,334	$7,280,366	$11,165,064
Cash and cash equivalents	3,203	4,397	1,032
Cash held at broker for futures contracts	—	293,566	—
Cash held at broker for options contracts	—	1,417	—
Dividends and interest receivable	13,464	16,009	112,852
Total Assets	8,583,001	7,595,755	11,278,948
Liabilities:
Variation margin on futures contracts	—	150	—
Accrued management fees	3,247	3,423	4,426
Total Liabilities	3,247	3,573	4,426
Net Assets	$8,579,754	$7,592,182	$11,274,522
Net Assets consist of:
Paid in capital	$7,013,835	$7,742,864	$11,325,355
Total distributable earnings / (loss)	1,565,919	(150,682)	(50,833)
Net Assets	$8,579,754	$7,592,182	$11,274,522
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value):	275,000	310,160	450,000
Net Asset Value (offering and redemption price per share):	$31.20	$24.48	$25.05

See accompanying notes to financial statements

Statements of Assets and Liabilities (Continued)	June 30, 2021

Emles @Home ETF
Assets:
Investments, at value (Cost $6,574,820)	$7,113,464
Cash and cash equivalents	1,390
Dividends and interest receivable	961
Total Assets	7,115,815
Liabilities:
Accrued management fees	2,729
Total Liabilities	2,729
Net Assets	$7,113,086
Net Assets consist of:
Paid in capital	$6,425,756
Total distributable earnings / (loss)	687,330
Net Assets	$7,113,086
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value):	254,000
Net Asset Value (offering and redemption price per share):	$28.00

See accompanying notes to financial statements

Statements of Operations	For the period ended June 30, 2021

	Emles Alpha Opportunities ETF(a)	Emles Federal Contractors ETF(b)	Emles Luxury Goods ETF(c)
Investment Income:
Dividend income (net of foreign taxes withheld of $10,454, $— and $1,149)	$30,454	$123,992	$12,279
Total Investment Income	30,454	123,992	12,279
Expenses:
Management fee	51,967	32,756	10,648
Other fees	—	—	1
Total Expenses before fee reductions	51,967	32,756	10,649
Expenses voluntarily waived by the Adviser(d)	(51,967)	—	—
Total Net Expenses	—	32,756	10,649
Net Investment Income (Loss)	30,454	91,236	1,630
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	—	256,682	110,957
Net realized gains (losses) from in-kind transactions	—	744,937	—
Net realized gains (losses) from foreign currency transactions	—	—	(1,769)
Change in unrealized appreciation/(depreciation) on investments	(349,622)	684,600	587,362
Change in unrealized appreciation/(depreciation) on foreign currency	—	—	(12)
Net Realized and Unrealized Gains (Losses)	(349,622)	1,686,219	696,538
Change in Net Assets Resulting From Operations	$(319,168)	$1,777,455	$698,168

(a)	For the period from the commencement of operations on June 9, 2021 through June 30, 2021.
(b)	For the period from the commencement of operations on October 14, 2020 through June 30, 2021.
(c)	For the period from the commencement of operations on November 24, 2020 through June 30, 2021.
(d)	See Note 3 in the Notes to Financial Statements.

See accompanying notes to financial statements

Statements of Operations (Continued)	For the period ended June 30, 2021

	Emles Made in America ETF(a)	Emles Protective Allocation ETF(b)	Emles Real Estate Credit ETF(a)
Investment Income:
Dividend income	$143,182	$34,517	$8
Interest income	—	49,223	323,592
Total Investment Income	143,182	83,740	323,600
Expenses:
Management fee	31,714	23,462	60,210
Other fees	11	6	—
Total Net Expenses	31,725	23,468	60,210
Net Investment Income (Loss)	111,457	60,272	263,390
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	422,029	(268,429)	(133,246)
Net realized gains (losses) from in-kind transactions	605,054	—	—
Net realized gains (losses) from futures transactions	—	(9,824)	—
Change in unrealized appreciation/(depreciation) on investments	1,139,923	117,884	72,513
Change in unrealized appreciation/(depreciation) on futures	—	(1,070)	—
Net Realized and Unrealized Gains (Losses)	2,167,006	(161,439)	(60,733)
Change in Net Assets Resulting From Operations	$2,278,463	$(101,167)	$202,657

(a)	For the period from the commencement of operations on October 14, 2020 through June 30, 2021.
(b)	For the period from the commencement of operations on November 24, 2020 through June 30, 2021.

See accompanying notes to financial statements

Statements of Operations (Continued)	For the period ended June 30, 2021

Emles @Home ETF(a)
Investment Income:
Dividend income	$25,140
Total Investment Income	25,140
Expenses:
Management fee	29,592
Total Net Expenses	29,592
Net Investment Income (Loss)	(4,452)
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	153,138
Net realized gains (losses) from in-kind transactions	729,814
Change in unrealized appreciation/(depreciation) on investments	538,644
Net Realized and Unrealized Gains (Losses)	1,421,596
Change in Net Assets Resulting From Operations	$1,417,144

(a)	For the period from the commencement of operations on October 14, 2020 through June 30, 2021.

See accompanying notes to financial statements

Statements of Changes in Net Assets

	Emles Alpha Opportunities ETF	Emles Federal Contractors ETF	Emles Luxury Goods ETF
	For the period June 9, 2021(a) through June 30, 2021	For the period October 14, 2020(a) through June 30, 2021	For the period November 24, 2020(a) through June 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$30,454	$91,236	$1,630
Net realized gains (losses) from investment transactions	—	1,001,619	109,188
Change in unrealized appreciation/(depreciation) on investments	(349,622)	684,600	587,350
Change in net assets resulting from operations	(319,168)	1,777,455	698,168
Distributions to Shareholders:
Total distributions	—	(92,710)	(104)
Change in net assets from distributions	—	(92,710)	(104)
Capital Transactions:
Proceeds from shares issued	68,856,409 (b)	9,826,427	3,241,223
Cost of shares redeemed	—	(5,635,313)	—
Change in net assets from capital transactions	68,856,409	4,191,114	3,241,223
Change in net assets	68,537,241	5,875,859	3,939,287
Net Assets:
Beginning of period	—	—	—
End of period	$68,537,241	$5,875,859	$3,939,287
Share Transactions:
Issued	2,525,000	400,000	125,000
Redeemed	—	(200,000)	—
Change in shares	2,525,000	200,000	125,000

(a)	Commencement of operations.
(b)	See Note 6 to the financial statements.

See accompanying notes to financial statements

Statements of Changes in Net Assets (Continued)

	Emles Made in America ETF	Emles Protective Allocation ETF	Emles Real Estate Credit ETF
	For the period October 14, 2020(a) through June 30, 2021	For the period November 24, 2020(a) through June 30, 2021	For the period October 14, 2020(a) through June 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$111,457	$60,272	$263,390
Net realized gains (losses) from investment transactions	1,027,083	(278,253)	(133,246)
Change in unrealized appreciation/(depreciation) on investments	1,139,923	116,814	72,513
Change in net assets resulting from operations	2,278,463	(101,167)	202,657
Distributions to Shareholders:
Total distributions	(107,571)	(49,521)	(253,490)
Change in net assets from distributions	(107,571)	(49,521)	(253,490)
Capital Transactions:
Proceeds from shares issued	11,292,514	7,742,870 (b)	23,683,550 (c)
Cost of shares redeemed	(4,883,652)	—	(12,358,195)
Change in net assets from capital transactions	6,408,862	7,742,870	11,325,355
Change in net assets	8,579,754	7,592,182	11,274,522
Net Assets:
Beginning of period	—	—	—
End of period	$8,579,754	$7,592,182	$11,274,522
Share Transactions:
Issued	450,000	310,160	950,000
Redeemed	(175,000)	—	(500,000)
Change in shares	275,000	310,160	450,000

(a)	Commencement of operations.
(b)	Net of variable transaction fees of $4,984 for the period ended June 30, 2021. See Note 5 to the financial statements.
(c)	Net of variable transaction fees of $83,652 for the period ended June 30, 2021. See Note 5 to the financial statements.

See accompanying notes to financial statements

Statements of Changes in Net Assets (Continued)

Emles @Home ETF
For the period October 14, 2020(a) through June 30, 2021
From Investment Activities:
Operations:
Net investment income (loss)	$(4,452)
Net realized gains (losses) from investment transactions	882,952
Change in unrealized appreciation/(depreciation) on investments	538,644
Change in net assets resulting from operations	1,417,144
Capital Transactions:
Proceeds from shares issued	10,553,082
Cost of shares redeemed	(4,957,140)
Change in net assets from capital transactions	5,595,942
Change in net assets	7,013,086
Net Assets:
Beginning of period	$100,000
End of period	$7,113,086
Share Transactions:
Issued	425,000
Redeemed	(175,000)
Change in shares	250,000

(a)	Commencement of operations.

See accompanying notes to financial statements

Financial Highlights

For a share outstanding throughout the periods indicated

	Net Asset Value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) from investments		Total from investment activities	Distributions from net investment income	Total distributions	Net Asset Value, end of period	Total return at NAV(b)(c)		Total return at market(b)(d)	Ratio of Operating Expenses to Average Net Assets(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(e)		Net Assets at end of period (000’s)	Portfolio turnover(b)(f)
Emles Alpha Opportunities ETF
June 9, 2021(g) through June 30, 2021	$26.68	0.02	0.44	(h)	0.46	—	—	$27.14	1.75%		1.80%	—%(i)	1.03	%(j)	$68,537	—%
Emles Federal Contractors ETF
October 14, 2020(g) through June 30, 2021	$24.81	0.32	4.64		4.96	(0.39)	(0.39)	$29.38	20.08%		20.15%	0.60%	1.67%		$5,876	54.68%
Emles Luxury Goods ETF
November 24, 2020(g) through June 30, 2021	$25.00	0.02	6.49		6.51	— (k)	— (k)	$31.51	26.06%		26.53%	0.60%	0.09%		$3,939	60.82%
Emles Made in America ETF
October 14, 2020(g) through June 30, 2021	$24.80	0.34	6.42		6.76	(0.36)	(0.36)	$31.20	27.41%		27.48%	0.49%	1.72%		$8,580	25.57%
Emles Protective Allocation ETF
November 24, 2020(g) through June 30, 2021	$25.00	0.21	(0.57)		(0.36)	(0.16)	(0.16)	$24.48	(1.43)%		(1.78)%	0.55%	1.41%		$7,592	131.44%
Emles Real Estate Credit ETF
October 14, 2020(g) through June 30, 2021	$24.91	0.37	0.15	(h)	0.52	(0.38)	(0.38)	$25.05	2.12%		2.10%	0.48%	2.09%		$11,275	86.44%
Emles @Home ETF
October 14, 2020(g) through June 30, 2021	$25.00	(0.01)	3.01		3.00	—	—	$28.00	11.12	%(l)	11.03%	0.49%	(0.07)%		$7,113	29.79%

(a)	Calculated based on average shares method.
(b)	Not annualized for periods less than one year.
(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.
(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing security price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., Cboe BZX) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.
(e)	Annualized for periods less than one year.
(f)	Excludes impact of in-kind transactions.
(g)	Commencement of operations.
(h)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of purchases and sales of fund shares in relation to fluctuating market values during the period.
(i)	The ratio of expenses to average net assets would have been 1.75% had certain expenses not been voluntarily waived for the period ended June 30, 2021.
(j)	The ratio of Net Investment Income (Loss) to Average Net Assets would have been (0.72)% had certain expenses not been voluntarily waived for the period ended June 30, 2021.
(k)	Amount is less than $0.005.
(l)	Total return based on traded NAV.

See accompanying notes to financial statements

Notes to Financial Statements	June 30, 2021

(1) Organization

Emles Trust (the “Trust”) was organized on October 2, 2018 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust is comprised of seven funds and is authorized to issue an unlimited number of shares of beneficial interest for each fund (“Shares”) representing interests in separate portfolios of securities. The accompanying financial statements are those of the Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, Emles Protective Allocation ETF, Emles Real Estate Credit ETF, and Emles @Home ETF (individually referred to as a “Fund” or collectively as the “Funds”). The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which Shares are held. The Emles Federal Contractors ETF, Emles Made in America ETF, Emles Real Estate Credit and Emles @Home ETF commenced operations on October 14, 2020. The Emles Luxury Goods ETF and Emles Protective Allocation ETF commenced operations on November 24, 2020. The Emles Alpha Opportunities ETF commenced operations on June 9, 2021.

The investment objective of the Emles Alpha Opportunities ETF is to seek maximization of total return, with capital preservation as a secondary goal. The Adviser seeks to achieve the capital preservation portion of the Fund’s investment objective by using the active risk management techniques to hedge net exposure through options, ETFs and individual equities. The investment objective the Funds listed in the table below is to provide investment results that, before fees and expenses, correspond generally to the performance of a specified market index as indicated in the table below (each, an “Index” and collectively, the “Indices”). The Funds listed in the table below seek to achieve their investment objectives by attempting to replicate their respective Index by investing all, or substantially all (at least 80%), of their assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Each Fund’s Prospectus provides a description of the Fund’s investment objectives, policies, and strategies. The Funds are non-diversified exchange-traded funds.

Fund	Index
Emles Federal Contractors ETF	Emles Federal Contractors Index
Emles Luxury Goods ETF	Emles Global Luxury 50 Index
Emles Made in America ETF	Emles American Manufacturing Index
Emles Protective Allocation ETF	Emles Protective Allocation Index
Emles Real Estate Credit ETF	Solactive U.S. Real Estate Bond Index
Emles @Home ETF	Emles Home Lifestyle Index

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares called Creation Units (“Creation Units”). The Creation Unit for Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF and Emles @Home ETF is 25,000 Shares, and the Creation Unit for Emles Protective Allocation ETF and Emles Real Estate Credit ETF is 50,000 Shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Financial Services, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem Shares directly from a Fund.

Notes to Financial Statements (Continued)	June 30, 2021

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold their investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

In calculating their NAV, the Funds generally value their assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments in accordance with procedures adopted by the Board. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by the Board or a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Quoted prices in active markets for identical assets.

●	Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, securities are typically categorized as Level 1 and Level 2, respectively in the fair value hierarchy.

Bonds and other fixed income securities (other than short-term obligations) are valued at the evaluated bid price, as of the time NAV is determined, supplied by an approved independent pricing service, based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, callability or prepayment option, type and size of issue, trading characteristics and other market data (“matrix valuations”), without exclusive reliance on quoted prices on an exchange or over-the-counter prices. Because quoted prices on exchanges or over-the-counter prices are believed to reflect more accurately the fair value of such securities, matrix valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange traded options contracts and purchased options are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy.

Notes to Financial Statements (Continued)	June 30, 2021

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes or the last sale price where appropriate; otherwise, fair value will be determined in accordance with fair value procedures approved by the Board.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may invest in American Depositary Receipts as well as other “hybrid” forms of depositary receipts, including Global Depositary Receipts. These depositary receipts are certificates evidencing ownership of shares of a foreign issuer, and serve as an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Redeemable securities issued by open-end investment companies are valued at the last calculated net asset value, with the exception of securities issued by exchange-traded open-end investment companies, which are priced as equity securities as described above.

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries, a portion of which may be reclaimable. The Funds may be subject to foreign taxes on capital gains on the sale of securities or foreign currency transactions. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

The following table provides the Funds’ fair value measurement as of June 30, 2021:

	Level 1	Level 2	Level 3	Total Investments
Emles Alpha Opportunities ETF
Common Stocks(1)	$65,940,611	$–	$–	$65,940,611
Warrants(1)	2,565,825	–	–	2,565,825
Total	$68,506,436	$–	$–	$68,506,436

Emles Federal Contractors ETF
Common Stocks(1)	$5,872,925	$–	$–	$5,872,925
Total	$5,872,925	$–	$–	$5,872,925

Emles Luxury Goods ETF
Common Stocks(1)	$3,937,332	$–	$–	$3,937,332
Total	$3,937,332	$–	$–	$3,937,332

Emles Made in America ETF
Common Stocks(1)	$8,566,334	$–	$–	$8,566,334
Total	$8,566,334	$–	$–	$8,566,334

Notes to Financial Statements (Continued)	June 30, 2021

	Level 1	Level 2	Level 3	Total Investments
Emles Protective Allocation ETF
Common Stocks(1)	$2,909,843	$–	$–	$2,909,843
Corporate Bonds(1)	–	3,890,843	–	3,890,843
Purchased Options	139,328	–	–	139,328
U.S. Treasury Obligations	–	340,352	–	340,352
Total	$3,049,171	$4,231,195	$–	$7,280,366
Other Financial Instruments(2)
Futures Contracts	$(1,070)	$–	$–	$(1,070)
Total	$3,048,101	$4,231,195	$–	$7,279,296

Emles Real Estate Credit ETF
Corporate Bonds(1)	$–	$11,165,064	$–	$11,165,064
Total	$–	$11,165,064	$–	$11,165,064

Emles @Home ETF
Common Stocks(1)	$7,113,464	$–	$–	$7,113,464
Total	$7,113,464	$–	$–	$7,113,464

(1)	Please see the Schedules of Investments for industry classifications.

(2)	Other financial instruments include derivative instruments, such as futures contracts which are valued at the unrealized appreciation/ (depreciation) on the instrument.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

C. Cash

Idle cash may be swept into various overnight demand deposits and is classified as cash or foreign currency on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D. Restricted Securities and Illiquid Investments

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be classified as liquid by the Adviser (as defined in Note 3) under the Funds’ liquidity risk management program, as approved by the Board. Therefore, not all restricted securities are considered illiquid. To the extent that the Funds purchase securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

Notes to Financial Statements (Continued)	June 30, 2021

E. Dividends and Distributions to Shareholders

The Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, Emles Protective Allocation ETF, and Emles @Home ETF each expect to declare and pay dividends from net investment income, if any, on a quarterly basis. Emles Real Estate Credit ETF expects to declare and pay dividends from net investment income, if any, on a monthly basis. Each Fund also makes distributions of net capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

The Funds may own shares of real estate investments trusts (“REITs”) and master limited partnerships (“MLPs”) which report information on the source of their distributions annually. Distributions received from investments in REITs or MLPs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost.

F. Derivative Instruments:

All open derivative positions at period end are reflected on each Fund’s Schedule of Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts:

The Funds may enter into futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The gross notional amount of futures contracts outstanding as of June 30, 2021, and the monthly average notional amount for these contracts for the period ended June 30, 2021 were as follows:

	Outstanding Notional Amount		Monthly Average Notional Amount
Futures Contracts:	Long	Short	Long		Short
Emles Protective Allocation ETF	$311,910	$-	$292,965	(a)	$-

(a) For the period November 24, 2020 through June 30, 2021.

Notes to Financial Statements (Continued)	June 30, 2021

Options Contracts:

The Funds may purchase put and call options on a security or an index of securities. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the strike price. The Funds pay a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/(loss) on the transaction. The gross notional amount of purchased option contracts outstanding as of June 30, 2021, and the monthly average notional amount for these contracts for the period ended June 30, 2021 were as follows:

	Outstanding Notional Amount	Monthly Average Notional Amount
Purchased Option Contracts:
Emles Protective Allocation ETF	$41,337	$26,953	(a)

(a) For the period November 24, 2020 through June 30, 2021.

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2021:

	Assets	Liabilities
Fund	Investments, at value	Unrealized Depreciation on Futures Contracts*
Commodity Risk Exposure:
Emles Protective Allocation ETF	$–	$1,070
Equity Risk Exposure:
Emles Protective Allocation ETF	$139,328	$–

*	For futures contracts, the amounts represent their cumulative appreciation/(depreciation), which includes movements of variation margin.

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, as of June 30, 2021:

	Net Realized Gains/(Losses) From
Fund	Futures Contracts	Investment Transactions
Commodity Risk Exposure:
Emles Protective Allocation ETF	$(9,824)	$–
Equity Risk Exposure:
Emles Protective Allocation ETF	$–	$(191,180)

	Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result from Operations
Fund	Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	Change in Unrealized Appreciation/(Depreciation) on Investment Transactions
Commodity Risk Exposure:
Emles Protective Allocation ETF	$(1,070)	$-
Equity Risk Exposure:
Emles Protective Allocation ETF	$-	$(51,590)

Notes to Financial Statements (Continued)	June 30, 2021

(3) Transactions with Affiliates and Other Service Providers

A. Investment Management Fees

Emles Advisors LLC (the “Adviser”) serves as investment adviser to the Funds pursuant to a management agreement between the Trust and the Adviser (the “Management Agreement”). Under the Management Agreement, the Adviser is responsible for the overall management of each Fund. The Adviser provides an investment program for each Fund. The Adviser also provides proactive oversight of the buying and selling of securities for each Fund. In addition, the Adviser arranges for, and oversees, transfer agency, custody, fund administration, securities lending, and all other non-distribution-related services necessary for the Funds to operate.

Each Fund pays the Adviser an annual unitary management fee, based on a percentage of each Fund’s average daily net assets, which is calculated daily and paid monthly.

Fund	Management Fee Rate
Emles Alpha Opportunities ETF	1.75	%(a)
Emles Federal Contractors ETF	0.60%
Emles Luxury Goods ETF	0.60%
Emles Made in America ETF	0.49%
Emles Protective Allocation ETF	0.55%
Emles Real Estate Credit ETF	0.48%
Emles @Home ETF	0.49%

(a)	For the period June 9, 2021 (commencement of operations) through June 30, 2021, the Adviser voluntarily waived its management fee. This fee waiver may be revised or terminated at any time without notice. The effective annual management fee after the waiver was 0.00%. The fee waiver is not subject to recoupment.

Pursuant to the Management Agreement on behalf of the Funds, the Adviser has agreed to pay all expenses of the Funds, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation, any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection  therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (iv) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vi) fees and expenses related to the provision of securities lending services; and (vii) the advisory fee payable to the Adviser. The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of such Funds and are not paid by the Adviser. The Adviser pays the compensation of the Independent Trustees out of its unitary fee.

B. Distribution Plan and Distribution Agreement

Foreside Financial Services, LLC, a Delaware limited liability company, is the principal underwriter and distributor of each Fund’s Shares. The Distributor does not maintain any secondary market in Shares.

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of Fund shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds.

No payments from the Funds are currently planned under the Distribution and Service Plan. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.

Notes to Financial Statements (Continued)	June 30, 2021

C. General

The Adviser paid all organizational and offering costs of the Funds. These fees are not recoupable by the Adviser.

D. Other Service Providers

Administrator, Custodian, Fund Accountant and Transfer Agent

Citi Fund Services Ohio, Inc. serves as administrator and fund accountant for the Funds pursuant to a Services Agreement. Citibank, NA serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Principal Financial Officer and Chief Compliance Officer

Employees of PINE Advisor Solutions, LLC serve as officers of the Funds.

E. Other Related Parties

Certain officers and a Trustee of the Trust are also employees of the Adviser.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions, short-term investments, and U.S. government securities for the period ended June 30, 2021 were as follows:

	Purchases	Sales
Emles Alpha Opportunities ETF	$–	$–
Emles Federal Contractors ETF	6,543,876	4,072,994
Emles Luxury Goods ETF	4,348,848	1,833,265
Emles Made in America ETF	4,786,029	2,320,248
Emles Protective Allocation ETF	14,399,995	7,662,536
Emles Real Estate Credit ETF	26,920,660	15,566,988
Emles @Home ETF	5,225,542	2,509,552

Purchases and sales of in-kind transactions for the period ended June 30, 2021 were as follows:

	Purchases	Sales
Emles Alpha Opportunities ETF	$68,856,058	$–
Emles Federal Contractors ETF	7,344,057	5,628,240
Emles Luxury Goods ETF	723,193	–
Emles Made in America ETF	8,811,384	4,877,846
Emles Protective Allocation ETF	–	–
Emles Real Estate Credit ETF	–	–
Emles @Home ETF	7,932,565	4,956,689

Purchases and sales of long-term U.S. government securities for the period ended June 30, 2021 were as follows:

	Purchases	Sales
Emles Protective Allocation ETF	$908,029	$581,092

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at net asset value. Except when aggregated in Creation Units, Shares of each Fund are not redeemable. Transactions in Shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard transaction fee

Notes to Financial Statements (Continued)	June 30, 2021

charge is $250 for Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Made in America ETF, Emles Protective Allocation ETF, and Emles @Home ETF. The standard transaction fee charge is $700 for Emles Luxury Goods ETF and $750 for Emles Real Estate Credit ETF.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

The Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a Fund permits Authorized Participants to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a fund and are charged to defray the transaction cost to a fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Adviser and the Authorized Participant and may be different for any given transaction, Business Day or Authorized Participant; however, in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a fund’s cash-in-lieu fees or reimburse Authorized Participants for all or a portion of the creation or redemption transaction fees.

(6) Affiliated In-Kind Subscription

During the period ended June 30, 2021, certain securities of two affiliated separately managed accounts were exchanged, at fair value, as in-kind transfers to the Emles Alpha Opportunities ETF. The in-kind transfers were not taxable events under relevant provisions of the Internal Revenue Code, and therefore the historical cost basis of those investments was carried forward. The total fair value of the in-kind transfers, included in proceeds from shares issued on the accompanying statement of changes in net assets, was $68,189,523 for 2,500,000 shares of the Emles Alpha Opportunities ETF. The historical cost of the contributed investments was $24,133,939, which was carried forward to align the ongoing reporting of realized and unrealized gains and losses for tax purposes.

(7) Federal Income Taxes

It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

As of June 30, 2021, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Emles Alpha Opportunities ETF	$24,800,474	$43,713,093	$(7,131)	$43,705,962
Emles Federal Contractors ETF	5,189,476	794,360	(110,911)	683,449
Emles Luxury Goods ETF	3,353,570	596,380	(12,618)	583,762
Emles Made in America ETF	7,426,802	1,251,251	(111,719)	1,139,532
Emles Protective Allocation ETF	7,166,563	198,075	(84,272)	113,803
Emles Real Estate Credit ETF	11,092,551	146,990	(74,477)	72,513
Emles @Home ETF	6,575,606	873,606	(335,748)	537,858

The difference between book-basis and tax-basis unrealized appreciation/depreciation is primarily attributable to wash sale activity and Section 1256 Mark-to-Market adjustments.

Notes to Financial Statements (Continued)	June 30, 2021

The tax character of distributions paid during the fiscal period ended June 30, 2021 were as follows:

	Distributions paid from
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emles Alpha Opportunities ETF	$-	$–	$-	$-
Emles Federal Contractors ETF	92,710	–	92,710	92,710
Emles Luxury Goods ETF	104	–	104	104
Emles Made in America ETF	107,571	–	107,571	107,571
Emles Protective Allocation ETF	49,521	–	49,521	49,521
Emles Real Estate Credit ETF	253,490	–	253,490	253,490
Emles @Home ETF	-	–	-	-

As of June 30, 2021, the components of Distributable Earnings/(Loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Loss)
Emles Alpha Opportunities ETF	$30,454	$-	$30,454	$-	$43,705,962	$43,736,416
Emles Federal Contractors ETF	256,790	-	256,790	-	683,449	940,239
Emles Luxury Goods ETF	114,304	-	114,304	-	583,762	698,066
Emles Made in America ETF	426,387	-	426,387	-	1,139,532	1,565,919
Emles Protective Allocation ETF	10,757	-	10,757	(275,242)	113,803	(150,682)
Emles Real Estate Credit ETF	9,900	-	9,900	(133,246)	72,513	(50,833)
Emles @Home ETF	149,472	-	149,472	-	537,858	687,330

As of the fiscal period ended June 30, 2021, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below.

	Short Term Amount ($)	Long Term Amount ($)	Total ($)
Emles Alpha Opportunities ETF	-	-	-
Emles Federal Contractors ETF	-	-	-
Emles Luxury Goods ETF	-	-	-
Emles Made in America ETF	-	-	-
Emles Protective Allocation ETF	268,706	6,536	275,242
Emles Real Estate Credit ETF	133,246	-	133,246
Emles @Home ETF	-	-	-

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the fiscal period ended June 30, 2021, the Funds had no deferred losses.

Notes to Financial Statements (Continued)	June 30, 2021

Permanent Tax Differences:

As of June 30, 2021, the following reclassifications relating primarily to redemptions in-kind and non-deductible excise tax paid have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Total Distributable Earnings/(Loss)	Paid in Capital
Emles Alpha Opportunities ETF	$-	$-
Emles Federal Contractors ETF	(744,506)	744,506
Emles Luxury Goods ETF	2	(2)
Emles Made in America ETF	(604,973)	604,973
Emles Protective Allocation ETF	6	(6)
Emles Real Estate Credit ETF	-	-
Emles @Home ETF	(729,814)	729,814

(8) Investment Risks

As with any investment, you could lose all or part of your investment in the Funds and each Fund’s performance could trail that of other investments. The Funds are subject to the principal risks noted below, any of which may adversely aﬀect each Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. A more complete description of principal risks for each Fund is included in its Prospectus.

Active Trading Market Risk. Although each Fund’s Shares are listed on the Exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your Shares at all.

Concentration Risk. The Funds may be susceptible to an increased risk of loss, including losses due to adverse events that affect each Fund’s investments more than the market as a whole, to the extent that a Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Fluctuation of Net Asset Value, Share Premiums and Discounts Risk. The market price of each Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of each Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained.

Index-Related Risk*. There is no guarantee that a Fund’s investment results will have a high degree of correlation to those of its Index or that the Fund will achieve its investment objectives. Market disruptions and regulatory restrictions could have an adverse effect on each Fund’s ability to adjust its exposure to the required levels in order to track its Index. Errors in index data, index computations or the construction of a Fund’s Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the applicable index provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.

Indexing Strategy/Index Tracking Risk*. The Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, each Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the

*	These risk factors apply only to Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, Emles Protective Allocation ETF, Emles Real Estate Credit ETF, and Emles @Home ETF.

Notes to Financial Statements (Continued)	June 30, 2021

Index Provider for a period of time or at all, which may have an adverse impact on each Fund and its shareholders. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of each Fund. When there are changes made to the component securities of the Index and the Fund in turn makes similar changes to its portfolio, any transaction costs and market exposure arising from such portfolio changes will be borne directly by the Fund and its shareholders. The Funds may recognize gains as a result of rebalancing or reconstituting its securities holdings to reflect changes in the securities included in the Index. The Funds also may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), each Fund’s return may not match the return of the Index. The Funds incur a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Funds may not be fully invested at times, generally as a result of cash flows into or out of the Funds or reserves of cash held by the Funds to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between each Fund’s return and that of the Index.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in each Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Non-Diversification Risk. Each Fund is classified as “non-diversified” under the 1940 Act. As a result, each Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Funds may invest a relatively high percentage of their assets in a limited number of issuers. As a result, each Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Trading Issues Risk. Although the Shares of the Funds are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Shares or authorized participants stop submitting purchase or redemption orders for Creation Units, each Fund’s Shares may trade at a larger premium or discount to their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of each Fund will continue to be met or will remain unchanged. Each Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

(9) Subsequent Events

Foreside Financial Services, LLC is a subsidiary of Foreside Financial Group, LLC (“FFG”). On June 30, 2021, Genstar Capital signed a definitive agreement to acquire a majority interest in FFG (the “Transaction”). Subject to any required regulatory approvals, the Transaction is expected to close during the third quarter of 2021.

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were available to be issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2021.

Report of Independent Registered Public Accounting Firm	June 30, 2021

To the Shareholders Emles Alpha Opportunities ETF, Emles Federal Contractors ETF, Emles Luxury Goods ETF, Emles Made in America ETF, Emles Protective Allocation ETF, Emles Real Estate Credit ETF and Emles @Home ETF and Board of Trustees of Emles Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Emles Trust comprising the funds listed below (the “Funds”) as of June 30, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement of Changes in Net Assets	Financial Highlights
Emles Federal Contractors ETF, Emles Made in America ETF, Emles Real Estate Credit ETF, Emles @Home ETF	For the period from October 14, 2020 (commencement of operations) through June 30, 2021

Emles Luxury Goods ETF, Emles Protective Allocation ETF	For the period from November 24, 2020 (commencement of operations) through June 30, 2021

Emles Alpha Opportunities ETF	For the period from June 9, 2021 (commencement of operations) through June 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from the broker, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio

August 27, 2021

Additional Information (Unaudited)	June 30, 2021

Additional Federal Income Tax Information

During the fiscal period ended June 30, 2021, the Funds declared short-term realized gain distributions in the following amounts:

Short-Term Capital Gains
Emles Alpha Opportunities ETF	$-
Emles Federal Contractors ETF	1,474
Emles Luxury Goods ETF	623
Emles Made in America ETF	-
Emles Protective Allocation ETF	-
Emles Real Estate Credit ETF	-
Emles @Home ETF	-

During the fiscal period ended June 30, 2021, the following percentages of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
Emles Alpha Opportunities ETF	-%
Emles Federal Contractors ETF	31.96%
Emles Luxury Goods ETF	2.19%
Emles Made in America ETF	26.71%
Emles Protective Allocation ETF	53.68%
Emles Real Estate Credit ETF	-%
Emles @Home ETF	-%

For the fiscal period ended June 30, 2021, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2020 Form 1099-DIV.

During the fiscal period ended June 30, 2021, the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Incomes
Emles Alpha Opportunities ETF	-%
Emles Federal Contractors ETF	31.56%
Emles Luxury Goods ETF	11.31%
Emles Made in America ETF	26.61%
Emles Protective Allocation ETF	54.09%
Emles Real Estate Credit ETF	-%
Emles @Home ETF	-%

During the fiscal period ended June 30, 2021, the following Funds designated the maximum amount allowable as interest-related income:

Qualified Interest Income (%)
Emles Alpha Opportunities ETF	-
Emles Federal Contractors ETF	-
Emles Luxury Goods ETF	-
Emles Made in America ETF	-
Emles Protective Allocation ETF	50.06
Emles Real Estate Credit ETF	100.00
Emles @Home ETF	-

Additional Information (Unaudited) (continued)	June 30, 2021

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2021, are as follows:

	Foreign Source Income Per Share ($)	Foreign Tax Expense Per Share ($)
Emles Alpha Opportunities ETF	-	-
Emles Federal Contractors ETF	-	-
Emles Luxury Goods ETF	0.09	0.01
Emles Made in America ETF	-	-
Emles Protective Allocation ETF	-	-
Emles Real Estate Credit ETF	-	-
Emles @Home ETF	-	-

Premium/Discount Information

The Funds’ website at www.emles.com shows the previous day’s closing NAV and closing market price for the Fund’s ETF Shares. The website also discloses, in the Premium/Discount section, how frequently each Fund’s ETF Shares traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.

Liquidity Risk Management

Emles Trust (the “Trust”) has adopted a liquidity risk management program (the “Program”) pursuant to Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Trust’s Board of Trustees (the “Board”) has designated Emles Advisors LLC, the investment adviser (the “Adviser”) to the Trust’s series (each a “Fund”), as the liquidity program administrator (“LPA”) of the Program. Personnel of the Adviser and officers of the Trust conduct the day-to-day operation of the Program pursuant to the Trust’s policies and procedures.

Under the Program, the LPA manages the liquidity risk of each Fund of the Trust. Liquidity risk is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in that Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The LPA’s process for determining the degree of liquidity of each Fund’s investments is supported by a third-party liquidity assessment vendor.

On a quarterly basis, the Board reviews reports prepared by the LPA regarding the results of the Program and LPA’s evaluations. These reports include, among other information, the LPA’s evaluation of each Fund’s investment strategy and the liquidity of its portfolio investments including the Fund’s objective, portfolio composition, portfolio concentration and known or identifiable risks to liquidity. The report also includes information about the Program management and operations.

There have been no material changes to the Program since the Trust’s commencement of operations. No significant liquidity events impacting any Fund have been noted. In addition, the LPA has provided its assessment that the Program is adequately designed and had been effective in managing each Fund’s liquidity risk and in implementing the requirements of the Liquidity Rule.

Portfolio Holdings

Each Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC’s website at http://www.sec.gov. You may also obtain copies by calling the Fund at (833) 673-2661, free of charge.

Proxy Voting

The Trust’s proxy voting policies, procedures and voting records relating to common stock securities in each Fund’s investment portfolio are available without charge, upon request, by calling the Trust’s toll-free telephone number (833) 673-2661. The Trust will send this information within three business days of receipt of the request, by first class mail or other means designed to ensure prompt delivery.

Each Fund’s proxy information is also available on the SEC’s website at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available without charge, upon request by calling (833) 673-2661, or referring to the SEC’s website at www.sec.gov.

Board of Trustees and Trust Officers (Unaudited)

Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below. Each Trustee’s mailing address is c/o Emles Advisors LLC, 437 Madison Avenue, 17th Floor, New York, NY 10022. The Funds’ Statement of Additional Information includes additional information about each Trustee, and is available, without charge at www.emles.com, and upon request, by calling (833) 673-2661.

Independent Trustees
Name and Year of Birth	Positions Held and Length of Time Served(1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Albert Bellas Year: 1942	Trustee, Since July 2020	Senior Managing Director, Klingenstein Fields Advisors LLC (2019 to Present); Founder and Managing Director, The Solaris Group LLC (2004 to 2019)	7	None.

Peter Lebovitz Year: 1955	Trustee, Since July 2020	Managing Director, Harkness Partners (Consulting) (2010 to Present)	7	Artisan Partners Funds (since 2014); Weiss Strategic Interval Fund (2017 to 2020).

Wendy Wachtell Year: 1961	Trustee, Since July 2020	President, Joseph Drown Foundation (1988 to Present); Vice Chair, Harvard-Westlake School (2005 to Present); Co-Chair, The Rape Foundation (2012 to Present); President, Los Angeles Premier Water Polo Club (2012 to Present); President, Princeton Men’s Water Polo (2013 to Present)	7	None.

(1)	Each Trustee serves until resignation or removal from the Board.
(2)	The Fund Complex includes all Funds within the Trust.

Board of Trustees and Trust Officers (Unaudited) (continued)

Interested Trustees and Officers
Name and Year of Birth	Positions Held and Length of Time Served(1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Gabriel Hammond(3) Year: 1979	Trustee, President and Chief Executive Officer, Since July 2020	Chief Executive Officer, Emles Advisors (2018 to Present); Chief Executive Officer, Broad Green Pictures (2015 to 2018); Founder, Alerian (2004 to 2018)	7	None.

Davendra Saxena Year: 1979	Secretary, Since July 2020 Present); Chief Financial Officer, Hammond	Chief Financial Officer, Emles Advisors (2018 to Beverage Group (2019 to Present); Trustee, Yleana Arce Foundation (2018 to Present); Chief Financial Officer, Alerian (2015 to 2018); Chief Financial Officer, Broad Green Pictures (2015 to 2018); Executive Board Member, Pratham USA, LA Chapter (Charitable Non-Profit) (2015 to Present)	N/A	N/A

Derek Mullins Year: 1973	Treasurer, Chief Financial Officer and Chief Accounting Officer, Since July 2020	Managing Partner, PINE Advisor Solutions (2018 to Present); Previously, Director of Operations, ArrowMark Partners LLC (2009 to 2018); Chief Financial Officer and Treasurer, Meridian Fund, Inc. (2013 to 2018)	N/A	N/A

Marcie McVeigh Year: 1979	Assistant Treasurer, Since July 2020	Director of CFO Services, PINE Advisor Solutions (2020 to Present); Previously, Assistant Vice President and Performance Measurement Manager, Brown Brothers Harriman (2019 to 2020); Senior Financial Reporting Specialist, American Century Investments (2011 to 2018)	N/A	N/A

J.B. Blue Year: 1977	Chief Compliance Officer, Since July 2020 Capital LLC (2010 to 2018)	Managing Partner, PINE Advisor Solutions (2020 to Present); SVP, Director of Operations, CCO, 361	N/A	N/A

Alexa Bonaros Year: 1990	Vice President, Since September 2020	SVP of Legal and Compliance, Emles Advisors, LLC (2020 to Present); Compliance Manager, Invesco US (2019 to 2020); Senior Compliance Specialist, OppenheimerFunds (2015 to 2019)	N/A	N/A

Tim Darcy Year: 1977	Vice President, Since September 2020	Head of ETF Operations, Chief Compliance Officer, Emles Advisors LLC (2020 to Present); Senior ETF Capital Markets Strategist, Invesco US (2019 to 2020); AVP Capital Markets, Beta Solutions, OppenheimerFunds (2017 to 2019); ETF Services Manager, WisdomTree Asset Management
		(2014 – 2017)	N/A	N/A

(1)	Each Trustee and officer serves until resignation or removal from the Board.
(2)	The Fund Complex includes all Funds within the Trust.
(3)	Gabriel Hammond is an interested Trustee because he is the founder and Chief Executive Officer of Emles Advisors, LLC, the adviser to the Funds.

Approval of Advisory Agreement – Emles Alpha Opportunities ETF (Unaudited)

At a meeting held on February 26, 2021, the Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), discussed the approval of the management agreement (the “Management Agreement”) between Emles Advisors, LLC (the “Adviser”) and Emles Trust (the “Trust”), on behalf of the Emles Alpha Opportunities ETF (“EOPS”). In considering the approval of the Management Agreement, the Board received materials specifically relating to EOPS and the Management Agreement.

The Board was assisted by independent legal counsel throughout the Management Agreement review process. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The Board’s conclusions were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee might have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Management Agreement.

Nature, Extent and Quality of Services. The Board considered that the Adviser was established in 2019 and managed six ETFs within the Trust. The Board reviewed the background and business experience of the Adviser personnel that would be primarily responsible for providing management services to EOPS, including a new portfolio manager, and expressed continued satisfaction with the knowledge and experience of the Adviser’s personnel. The Board discussed the various risk factors associated with managing an active ETF such as EOPS, and the compliance infrastructure in place at the Adviser for mitigation of those risks. The Board noted that the Adviser’s compliance program included compliance personnel, policies and procedures, an investment committee and an order management system that would run pre-and post-trade compliance tests. The Board noted that the Adviser appeared to have a strong compliance culture and an understanding of the risks associated with managing EOPS, including the additional risks associated with short selling and active trading, and managing ETFs in general. The Board commented that none of the Adviser’s affiliates or the Adviser had any compliance or litigation concerns. The Board was satisfied with the financial resources of the Adviser (and its control persons) that would enable the Adviser to absorb the costs of launching EOPS and provide quality services. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, and investment methods essential to perform its duties under the Management Agreement and that the nature, overall quality and extent of the management services that it would provide to the Trust would be satisfactory.

Performance. The Board noted that because EOPS had not yet commenced operations, it could not consider its past performance. The Board reviewed the experience of each portfolio manager and considered their qualifications. The Board agreed that each portfolio manager had extensive experience managing a wide range of assets in various portfolios, and as such, the Adviser was well positioned to manage the strategies proposed for EOPS. The Board concluded that the Adviser had potential to provide reasonable returns for EOPS.

Fees and Expenses. The Board noted that the proposed advisory fee and estimated net expense ratio for EOPS was 1.75%. The Board considered that the Adviser proposed a unitary fee, meaning that the Adviser agreed to pay the ordinary operating expenses of EOPS (such as administrative, legal, trustees fees, and custody fees) out of its advisory fee. The Board noted that the proposed advisory fee and expense ratio was higher than the range of fees and expenses of the peer group. The Board acknowledged the Adviser’s statements that the peer group did not provide a meaningful comparison to EOPS with respect to fees and expenses due to the unique nature of the Fund’s strategy and the expertise required to execute it. The Board considered the expertise of the portfolio managers and the complexity of the strategy and concluded that the proposed advisory fee was not unreasonable.

Profitability. The Board noted that the Adviser did not expect to derive profits from managing EOPS during its first year of operations, but expected to derive modest profits during the second year of operations. The Board considered the projected asset growth of EOPS and the considerable startup expenses associated with launching a new series and concluded that excessive profitability was not an issue at this time.

Approval of Advisory Agreement – Emles Alpha Opportunities ETF (Unaudited) (continued)

Economies of Scale. The Board noted that economies of scale had not yet been reached as EOPS had not yet launched and concluded that, based on projected assets of EOPS, it was unlikely that meaningful economies of scale would be realized by the Adviser with respect to EOPS during the initial term of the Management Agreement. The Board discussed future opportunities for breakpoints as the assets of EOPS grew.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the Management Agreement, with respect to EOPS was in the best interest of EOPS and its future shareholders.

Privacy Notice	Rev. July 2020

FACTS	WHAT DOES EMLES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Emles Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Emles Trust share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call us at (833) 673-2661.

Privacy Notice (continued)	Rev. July 2020

Who are we	Page 2
Who is providing this notice?	Emles Trust

What we do
How does Emles Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Emles Trust collect my personal information?

We collect your personal information, for example, when detail is disclosed via an application, in conversation, or regarding your transactions which may include, but is not limited to

● Name, phone number, social security number, assets, income, and date of birth; and

● Account number, balance, payments, parties to transactions, or cost basis information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Emles Trust does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Emles Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Emles Trust doesn’t jointly market.

www.emles.com

INVESTMENT ADVISER

Emles Advisors LLC

437 Madison Avenue, 17th Floor

New York, NY 10022

www.emles.com

Phone: (833) 673-2661

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

CUSTODIAN & TRANSFER AGENT

Citibank, N.A.

388 Greenwich Street

New York, NY 10013

FUND ACCOUNTANT AND FUND ADMINISTRATOR

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

DISTRIBUTOR

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

BOARD OF TRUSTEES

Gabriel Hammond

Albert Bellas

Peter Lebovitz

Wendy Wachtell

OFFICERS

Gabriel Hammond, Chief Executive Officer

Alexa Bonaros, Vice President

Tim Darcy, Vice President

Davendra Saxena, Secretary

Derek Mullins, Treasurer, Chief Financial Officer and Chief Accounting Officer

J.B. Blue, Chief Compliance Officer

Marcie McVeigh, Assistant Treasurer

08/21

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Peter Lebovitz, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

2021
(a) Audit Fees	$90,280
(b) Audit-Related Fees	$0
(c) Tax Fees*	$28,000
(d) All Other Fees	$0

* Related to the review of the registrant's tax returns.

(e)(1)	All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's Audit Committee or by the Audit Committee's designee pursuant to the Audit Committee's Pre-Approval Policies and Procedures.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)	2021 - $0

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Albert Bellas, Peter Lebovitz and Wendy Wachtell.

Item 6. Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Emles Trust

By (Signature and Title)	/s/ Gabriel Hammond
Gabriel Hammond, President (Principal Executive Officer)

Date	September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gabriel Hammond
Gabriel Hammond, President (Principal Executive Officer)

Date	September 2, 2021

By (Signature and Title)	/s/ Derek Mullins
Derek Mullins, Treasurer (Principal Financial Officer)

Date	September 2, 2021